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[PHOTO]









                               SEMI-ANNUAL REPORT


                                          THE STRONG
                                              INTERNATIONAL
                                                       FUNDS


The Strong Asia Pacific Fund
The Strong Foreign MajorMarkets -SM- Fund
The Strong International Stock Fund
The Strong Overseas Fund
The Strong Global High-Yield Bond Fund
The Strong International Bond Fund
The Strong Short-Term Global Bond Fund



SEMI-ANNUAL REPORT - APRIL 30, 2000

                            LETTER FROM THE CHAIRMAN


Dear Strong Investor,

There is an old Wall Street saying that goes something like this: "Don't fight the Fed." This is a basic rule you ignore at your own peril.

Since June of 1999, the Federal Reserve Board has raised short-term interest rates five times with one goal in mind: to slow the economy. This past winter and spring, the U.S. financial markets began to react to the Fed's actions swiftly and dramatically. The speed and violence of the downdraft that followed was enough to scare even the most seasoned investors.

What happened to the financial markets was capitalism doing what it does best--separating the weak from the strong. Capitalism takes no prisoners. It has an uncanny ability to seek out the excesses in the system and to separate quality companies from deficient ones. To my way of thinking, that only serves to underscore the importance of quality, balance, and diversification in a portfolio. This spring's financial damage rather dramatically exposed the excesses in technology and Internet investments and burst the bubble that had formed around these sectors of the market.

Meanwhile, we are in the tenth year of an unprecedented economic expansion. A large part of the credit for our good fortune belongs to Alan Greenspan's shaping of monetary policy and the Fed's rather remarkable achievements in managing interest rates. Under the current circumstances, the question most investors need to ask is how to continue participating in the opportunities available without exposing themselves to too much risk.

When I was a rookie in the investment business, an old-timer told me that too many people treat investing as entertainment. Investing is not a game. It is a vital component of the capitalist system. If you want to make your way through the system without losing your shirt, you need to pick a specific financial destination and get a reliable investment road map that will take you there.

A successful investment program involves finding companies with proven management along with real products and services. In other words, invest in people and companies who you are confident will do exactly what they say they will do. Identifying them requires research, patience, and experience.

Investing is not a game of hot potato where you buy a stock, pray that the price goes up, and then pass it to some poor soul when the price is on the way down. That's not serious investing. That's more like a guarantee that someone--either you or the next guy--is going to get burned.


                                                       /s/ Dick

                                   THE STRONG

                                  INTERNATIONAL

                                      FUNDS

                                  ------------

                       SEMI-ANNUAL REPORT - APRIL 30, 2000


TABLE OF CONTENTS

INVESTMENT REVIEWS

     The Strong Asia Pacific Fund .........................................2

     The Strong Foreign MajorMarkets-SM- Fund .............................4

     The Strong International Stock Fund ..................................6

     The Strong Overseas Fund .............................................8

     The Strong Global High-Yield Bond Fund ..............................10

     The Strong International Bond Fund ..................................12

     The Strong Short-Term Global Bond Fund ..............................14

FINANCIAL INFORMATION

     Schedules of Investments in Securities

         The Strong Asia Pacific Fund ....................................16

         The Strong Foreign MajorMarkets-SM- Fund ........................17

         The Strong International Stock Fund .............................18

         The Strong Overseas Fund ........................................19

         The Strong Global High-Yield Bond Fund ..........................20

         The Strong International Bond Fund ..............................21

         The Strong Short-Term Global Bond Fund ..........................22

     Statements of Assets and Liabilities ................................24

     Statements of Operations ............................................26

     Statements of Changes in Net Assets .................................28

     Notes to Financial Statements .......................................32

FINANCIAL HIGHLIGHTS .....................................................36

                          THE STRONG ASIA PACIFIC FUND
                          ----------------------------

PERSPECTIVES
FROM THE MANAGER

/s/ Anthony Cragg

Anthony Cragg
Portfolio Manager

--------------------------------------------------------------------------------

The past six months have once again demonstrated the volatile nature of Asian investments. Toward the end of 1999, Asian equities tended to rise ahead of themselves. Clearly, the recovery in stock prices could not continue on a straight line, nor at such a rapid pace.

Asian markets ran into turbulence for many reasons. One was internal: the inevitable cooling off of this overheated situation. The recovery in Asian economies is, after all, still at a fairly early stage and is not consistent among countries--and is still vulnerable to government mishandling as in Indonesia and the Philippines. The other causes for the correction were external: the threat of higher interest rates in the U.S. and the sudden disillusionment with Nasdaq high-fliers, which seemed to expose weaknesses in most new economy stocks.

In response to these buffeting winds, we have tried to steer as steady a course as possible for the Fund. We have significantly reduced the number of holdings in the Fund, focusing more on our core positions. We have maintained our large weightings in relatively more stable markets, such as Singapore, Japan, and Australia. We have reduced exposure to more marginal countries, including the Philippines and Indonesia, as well as those like South Korea that tend to be more erratic.

We have paid close attention to keeping a sensible balance between old and new economy stocks.

                      ------------------------------------
                                    WE HAVE
                              SIGNIFICANTLY REDUCED
                                 THE NUMBER OF
                              HOLDINGS IN THE FUND,
                              FOCUSING MORE ON OUR
                                 CORE POSITIONS.
                      ------------------------------------

[SIDENOTE]
FUND
HIGHLIGHTS

- For the six months ended April 30, 2000, the Fund returned 7.44%, compared with a 5.65% return for its benchmark, the MSCI AP Index.(1), *

- For much of the period, the Fund performed positively. In the first two months, the Fund continued to storm ahead, while in the next three, the pace slowed but the Fund still stayed ahead of the MSCI AP Index and in positive territory.

-  In April, the Fund suffered a sharp correction.

-------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                 TOTAL RETURNS(1)

                                  AS OF 4-30-00

                              1-year       32.00%

                              3-year        4.06%

                              5-year        4.02%

                     Since Inception        1.93%
                       (on 12-31-93)

Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that recent returns were primarily achieved during favorable market conditions, especially within the technology sector. Recent stock market fluctuations emphasize that equity funds can be volatile investments. They should only be considered for long-term investment goals.

-------------------------------------------------------------------------------
                                  FIVE LARGEST
                             INVESTMENTS BY COUNTRY

                        BASED ON NET ASSETS AS OF 4-30-00

                     COUNTRY               % OF NET ASSETS
                     -------------------------------------
                     Japan                           24.1%

                     Australia                       18.9%

                     Singapore                       13.5%

                     Hong Kong                        6.4%

                     Thailand                         6.3%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

-------------------------------------------------------------------------------

(1) Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

Our aim, as always, is to offer investors exposure to a broad spectrum of investment opportunities in Asia. The new technologies are clearly a part of Asia's present and future, just as they are in the U.S. Nonetheless, we want to avoid overexposure to these stocks, which are inherently more volatile than most of their old economy counterparts. We continue to recognize that there is investment appeal in many of the more traditional businesses in Asia--perhaps even more so than in the more technologically developed U.S. There is also an interesting category of old economy companies that are taking advantage of the newer technologies to enhance their revenues.

Once the current, largely U.S.-originated storm subsides, we are confident that Asia will gradually reassert itself and regain faith in its own strengths. Indeed, the healthiest effect to come out of the present upheaval might be that investors have begun to focus more on the substance of good corporate and policy management and less on the dream of more speculative ventures.

Thank you for your investment in the Strong Asia Pacific Fund. We appreciate your commitment.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT

                            FROM 12-31-93 TO 4-30-00

                                   [GRAPH]

                           The Strong                                Lipper Pacific
                    Asia Pacific Fund            MSCI AP         Region Funds Index
 Dec 93                       $10,000            $10,000                    $10,000
 Dec 94                        $9,473             $8,772                     $9,475
 Dec 95                       $10,035             $9,305                     $9,729
 Dec 96                       $10,246            $10,388                     $9,994
 Dec 97                        $7,071             $6,835                     $7,278
 Dec 98                        $6,849             $6,533                     $7,064
 Dec 99                       $13,426             $9,789                    $12,597
 Apr 00                       $11,290             $8,872                    $11,013

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International AC Asia Pacific Free ex. Japan Index ("MSCI AP") and the Lipper Pacific Region Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

[SIDENOTE]

YOUR FUND'S
APPROACH

THE STRONG ASIA PACIFIC FUND SEEKS CAPITAL GROWTH. THE FUND INVESTS PRIMARILY IN STOCKS FROM COMPANIES LOCATED IN ASIA OR THE PACIFIC BASIN. THE FUND'S MANAGER LOOKS FOR COMPANIES WITH POTENTIAL FOR ABOVE-AVERAGE SALES AND EARNINGS GROWTH, OVERALL FINANCIAL STRENGTH, COMPETITIVE ADVANTAGES, AND CAPABLE MANAGEMENT.

-------------------------------------------------------------------------------

MARKET
HIGHLIGHTS

- In the earlier months of the period, economic recovery in Asia continued. Investors responded positively to such improving fundamentals as lower interest rates, stronger property prices, improved consumer and investor sentiment, and accelerating exports.


- At the same time, however, stock markets in Asia focused narrowly on the potential of the Internet and other new economy sectors.

- As a result, when the Nasdaq corrected in April, Asian equities were severely hurt. Exacerbating the stock-price declines were the redemptions Asian funds experienced and the heavy-handed unwinding of Asian positions by some U.S. hedge funds.

-------------------------------------------------------------------------------

* The Morgan Stanley Capital International AC Asia Pacific Free ex. Japan Index ("MSCI AP") is an unmanaged index generally representative of developed and emerging markets in the Asia/Pacific region, excluding Japan. MSCI AP data is U.S. dollar adjusted. The Lipper Pacific Region Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                   THE STRONG FOREIGN MAJORMARKETS-SM- FUND
                   -----------------------------------------

PERSPECTIVES
FROM THE MANAGER

/s/ David Lui

David Lui
Portfolio Manager

-------------------------------------------------------------------------------

Central banks are in a tightening mode, but these movements do not appear to be coordinated. In each region, rates are moving up for different reasons.

The European central bank raised rates to defend the Euro. Inflation was not a threat, as huge resource gaps remained. The Japanese central bank "talked up" interest rates in that country in an effort to stem the outflow of postal savings deposits and to raise the value of Japanese assets to foreigners. Whatever the cause of the increases in the U.S. and elsewhere, rising rates remain a serious concern to us. It is hard for us to believe that global stock markets will move upward much until this tightening cycle concludes.

Europe's very strong economic fundamentals are nonetheless encouraging. The weak Euro gives European companies an advantage over companies in the U.S. and Japan. The weak Euro also benefits old economy stocks--manufacturers--more than new economy stocks. That has led us to add positions in several of these old-economy companies from Britain, the Netherlands, and Germany.

Technology remains an important theme for the Fund, however, so we are keeping hold of our technology and telecom stalwarts. Continued upgrades in available technology should help keep demand in these sectors robust.

Although the Japanese stock market has endured a great degree of turmoil, we believe that in time, the positive forces will win out. Both the Japanese government and the Japanese

                          ----------------------------
                            TO MANAGE RISK IN THE
                      CURRENT ENVIRONMENT, WE ARE HOLDING ON
                          TO HIGHER-QUALITY COMPANIES...
                          ----------------------------

[SIDENOTE]
FUND
HIGHLIGHTS

- The Fund returned 12.28% for the six months ended April 30, 2000, compared with a 6.72% return for its benchmark, the MSCI EAFE Index.(1), *

- The Fund's outperformance of its benchmark was primarily driven by the emphasis of the portfolio on technology, media, and telecommunications. Investments within the initial public offering market contributed meaningfully to our positive performance.

- We did increase our weighting in a few battered old economy stocks. The unusually low valuations of these companies provided low downside risks and made them attractive investment candidates in a turbulent market.


-------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                TOTAL RETURNS(1)

                                  AS OF 4-30-00

                               1-year       21.79%

                      Since Inception       16.48%
                         (on 6-30-98)

Recent stock market fluctuations emphasize that equity funds can be volatile investments. They should only be considered for long-term investment goals.

-------------------------------------------------------------------------------
                                  FIVE LARGEST
                             INVESTMENTS BY COUNTRY

                        BASED ON NET ASSETS AS OF 4-30-00

                       COUNTRY            % OF NET ASSETS
                       ----------------------------------
                       United Kingdom               16.7%

                       Japan                        16.5%

                       Netherlands                   9.6%

                       France                        9.0%

                       Hong Kong                     8.3%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

-------------------------------------------------------------------------------

(1) Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

central bank seem to understand that a rising stock market is all but essential to lift the country out of its ten-year recession. We were also encouraged that Citibank recently committed to doubling its stake in Nikko Securities.

Elsewhere in Asia, we are holding our investments in high-quality companies in Hong Kong and Singapore. In Australia, we increased our position in TABCORP Holdings, the operator of the only casino in Sydney. We expect this stock to benefit from the Olympic Games being held in that city later this year.

While we are not anticipating a market crash, we are on the lookout for more turbulence ahead. For that reason, we are seeking to reduce the Fund's risk profile somewhat. To manage risk in the current environment, we are holding on to higher-quality companies such as Nokia and STMicroelectronics, and increasing our exposure to attractively priced old economy stocks.

Thank you for your investment in the Strong Foreign MajorMarkets Fund.


                     GROWTH OF AN ASSUMED $10,000 INVESTMENT

                             FROM 6-30-98 TO 4-30-00

                                    [GRAPH]

                      The Strong Foreign                      Lipper International
                   MajorMarkets-SM- Fund       MSCI EAFE               Funds Index
 Jun 98                          $10,000         $10,000                   $10,000
 Aug 98                           $8,760          $8,850                    $8,693
 Dec 98                           $9,980         $10,351                    $9,728
 Apr 99                          $10,860         $10,920                   $10,312
 Aug 99                          $11,230         $11,122                   $10,716
 Dec 99                          $14,211         $13,142                   $13,409
 Apr 00                          $13,227         $12,437                   $12,636

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG FOREIGN MAJORMARKETS-SM- FUND SEEKS CAPITAL GROWTH. THE FUND INVESTS PRIMARILY IN STOCKS ISSUED BY COMPANIES IN THE COUNTRIES REPRESENTED IN THE MSCI EAFE INDEX. THE FUND'S MANAGER EMPLOYS A DISCIPLINED, QUANTITATIVE APPROACH TO IDENTIFY UNDERVALUED FOREIGN STOCKS. THE MANAGER THEN ANALYZES THESE STOCKS TO MAKE FINAL SELECTIONS. TO MANAGE FOREIGN CURRENCY RISK, THE MANAGER MAY HEDGE A PORTION OF THE FUND'S EXPOSURE TO CURRENCY FLUCTUATIONS.

--------------------------------------------------------------------------------

MARKET
HIGHLIGHTS

- Western Europe led the international markets over the past six months. Nonetheless, interest-rate concerns limited the region's performance.

- The Japanese market barely held steady over the period, as positive and negative factors offset each other.

- The U.S. interest-rate cycle had its greatest impact on the rest of Asia. Australia was also hampered by multiple rate increases by the Reserve Bank of Australia, which was concerned about inflation and the weak Australian dollar.

--------------------------------------------------------------------------------

* The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S. dollar adjusted. The Lipper International Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                      THE STRONG INTERNATIONAL STOCK FUND
                      -----------------------------------

PERSPECTIVES
FROM THE MANAGER
/s/ David Lui
David Lui
Portfolio Manager

--------------------------------------------------------------------------------

The biggest question facing an international fund manager is: Are the central banks in a coordinated tightening mode? We will give our views by region as follows:

The European Central Bank raised rates to defend the Euro. The Japanese Central Bank talked up interest rates in order to stem the outflow of postal savings deposits and to raise the value of Japanese assets to foreigners. Therefore, while the U.S., Europe, and Japan could be raising rates simultaneously, they would also be doing so independently. Nevertheless, it remains a big concern to us. We believe that the global stock markets will not be making big upward moves until the tightening cycle is over.

On the other hand, the economic fundamentals in Europe could not be better. The weak Euro makes European companies much more competitive than U.S. and Japanese companies. Moreover, a weak Euro will benefit the old economy stocks--the manufacturing companies--more than new economy stocks. Therefore, we recently started new positions in British Aerospace, British Airways, British Petroleum, engineering company GKN, Netherlands-based health and baby-food company Numico, and Germany's Adidas.

That doesn't mean we've abandoned technology and telecom stalwarts. Mobile telephony is upgrading from voice to Internet, which should provide another surge in demand for a new generation of cellular phones.

                             -----------------------

                                WE BELIEVE THAT
                                THE GLOBAL STOCK
                               MARKETS WILL NOT BE
                                MAKING BIG UPWARD
                                 MOVES UNTIL THE
                            TIGHTENING CYCLE IS OVER.

                             -----------------------

[SIDENOTE]
FUND
HIGHLIGHTS

- The Fund returned 37.34% for the six months ended April 30, 2000. The MSCI EAFE Index, the Fund's benchmark, returned 6.72% for the same period.(1), *

- The Fund's outperformance was primarily driven by the portfolio's emphasis on three dominant sectors: technology, media, and telecommunications. In addition, the portfolio focused primarily on highly profitable companies with dominant market share.

- We increased our weighting in a few battered old economy stocks with attractively low valuations.

--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                TOTAL RETURNS(1)

                                 AS OF 4-30-00

                             1-year        71.54%

                             3-year        11.79%

                             5-year        11.25%

                    Since Inception        11.41%
                        (on 3-4-92)

Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that recent returns were primarily achieved during favorable market conditions, especially within the technology sector. Recent stock market fluctuations emphasize that equity funds can be volatile investments. They should only be considered for long-term investment goals.

--------------------------------------------------------------------------------

                                  FIVE LARGEST
                             INVESTMENTS BY COUNTRY

                        BASED ON NET ASSETS AS OF 4-30-00

                        COUNTRY            % OF NET ASSETS
                        ----------------------------------
                        Japan                        17.9%

                        United Kingdom               16.0%

                        Netherlands                  11.0%

                        Canada                        8.6%

                        Finland                       7.5%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

--------------------------------------------------------------------------------

(1) Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

The Japanese government and the Japanese Central Bank both appreciate how important a rising stock market is to lifting the country out of a ten-year recession.

Although the global stock markets remain about 10% to 20% from their all time highs, we see little likelihood of a stock market crash. However, we do expect more turbulence ahead. We concluded that risks in the global stock markets have risen enough that we would like to reduce the risk profile of the portfolio. That is why we held onto the high-quality issues such as Nokia and STMicroelectronics and why we increased the exposure to a few old economy stocks that we thought were oversold. We believe that it will then be an exciting ride into the new millennium and, hopefully, you will be on the ride with us.

Thank you for your continued investment in the Strong International Stock Fund.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT

                             FROM 3-4-92 TO 4-30-00


                                    [GRAPH]

                   The Strong                                     Lipper International
                   International Stock Fund        MS EAFE                 Funds Index
 Mar 92                             $10,000        $10,000                     $10,000
 Dec 92                              $9,819         $9,484                      $9,495
 Dec 93                             $14,508        $12,572                     $13,215
 Dec 94                             $14,282        $13,550                     $13,118
 Dec 95                             $15,399        $15,069                     $14,433
 Dec 96                             $16,660        $15,980                     $16,515
 Dec 97                             $14,294        $16,264                     $17,712
 Dec 98                             $13,287        $19,516                     $19,955
 Dec 99                             $25,600        $24,779                     $27,504
 Apr 00                             $24,139        $23,450                     $25,919

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of March 1992.

[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG INTERNATIONAL STOCK FUND SEEKS CAPITAL GROWTH. THE
FUND SELECTS STOCKS FROM ANY FOREIGN COUNTRY. THE MANAGER SEEKS STOCKS THAT APPEAR TO HAVE STRONG GROWTH POTENTIAL RELATIVE TO THEIR RISK USING A THREE-STEP INVESTMENT PROCESS INVOLVING COUNTRY ALLOCATION, INTENSIVE IN-HOUSE RESEARCH, AND CURRENCY MANAGEMENT. THE MANAGER EXAMINES THE ECONOMIC OUTLOOK OF INDIVIDUAL COUNTRIES IN DETERMINING WHETHER TO INVEST AND CHOOSES INDIVIDUAL STOCKS BASED ON RIGOROUS, IN-DEPTH ANALYSIS, WHICH MAY INCLUDE INTERVIEWS WITH COMPANY LEADERS.

--------------------------------------------------------------------------------

MARKET HIGHLIGHTS

- Western Europe led international markets over the past six months. Unfortunately, the European Central Bank was forced to raise interest rates to defend the Euro and, as a result, capped Europe's stock markets.

- The Japanese market treaded water. The rest of Asia was more influenced by the U.S. interest-rate cycle than any other region represented in the MSCI EAFE index. Australia was also hampered by multiple rate increases by the Reserve Bank of Australia, which was concerned about inflation and that nation's weak dollar.

--------------------------------------------------------------------------------

* The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S. dollar adjusted. The Lipper International Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                            THE STRONG OVERSEAS FUND
                            -----------------------

PERSPECTIVES
FROM THE MANAGER

/s/ David Lui

David Lui
Portfolio Manager


The current tightening cycle that is affecting markets in the U.S., Europe, and Japan remains a big concern to us. We don't anticipate any big upward moves in the global stock markets until this activity is over.

On the other hand, economic fundamentals in Europe are as strong as ever. We believe that the effects of a weak Euro will not hinder the earnings of the European companies going forward. Therefore, we have made new investments in British Aerospace, British Airways, British Petroleum, engineering firm GKN, Netherlands-based health- and baby-food company Numico, and Adidas of Germany.

We have at the same time retained our investments in technology and telecom stalwarts such as Nokia, STMicroelectronics, and ASML. As mobile telephony upgrades from voice to Internet, we anticipate another surge in demand for a new generation of cellular phones. The demand for chips and chip equipment also remains robust.

Mergers and acquisitions in Europe are moving beyond national borders. Although a few high-profile attempts ended in failure, such as Telefonica and KPN, we believe European CEOs are no longer daunted by government bureaucracies. A sustained level of mergers and acquisitions activity should be a positive factor for the European stock markets.

We believe the Japanese government and the Japanese central bank both appreciate how

                            ------------------------

                                LOOKING FORWARD,
                                 WE SEE LITTLE
                                LIKELIHOOD OF A
                               STOCK MARKET CRASH
                               BUT DO EXPECT MORE
                               TURBULENCE AHEAD.

                            ------------------------

[SIDENOTE]
FUND
HIGHLIGHTS

- The Fund returned 34.38% for the six months ended April 30, 2000, compared with a 6.72% return for its benchmark, the MSCI EAFE Index.(1), *

- This strong performance was primarily the result of our emphasis on technology, media, and telecommunications stocks. Our emphasis on intensive research to identify high-quality companies was also particularly helpful during market volatility.

- We increased our weighting in attractively valued old economy stocks.

--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                TOTAL RETURNS(1)

                                  AS OF 4-30-00

                              1-year        69.09%

                     Since Inception        43.18%
                        (on 6-30-98)

Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that recent returns were primarily achieved during favorable market conditions, especially within the technology sector. Recent stock market fluctuations emphasize that equity funds can be volatile investments. They should only be considered for long-term investment goals.

--------------------------------------------------------------------------------

                                  FIVE LARGEST
                             INVESTMENTS BY COUNTRY

                        BASED ON NET ASSETS AS OF 4-30-00

                        COUNTRY            % OF NET ASSETS
                        ----------------------------------
                        Japan                        17.0%

                        United Kingdom               13.6%

                        Netherlands                   9.0%

                        Canada                        7.8%

                        Hong Kong                     7.7%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

--------------------------------------------------------------------------------

(1) Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

important a rising stock market is to lifting the country out of its ten years of recession. The Japanese government has spent $200 billion to pump up the economy over the past 18 months--and a relapse would cost much more than that.

Looking forward, we see little likelihood of a stock market crash but do expect more turbulence ahead. Therefore, we have reduced the risk profile of the portfolio by holding on to high-quality issues and increasing exposure to a few old economy stocks that seem to have been oversold.

Thank you for your investment in the Strong Overseas Fund. We are dedicated to pursuing investment opportunities around the globe.



                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                             FROM 6-30-98 TO 4-30-00

                                    [GRAPH]

                      The Strong                                    Lipper
                   Overseas Fund       MSCI EAFE        International Fund
 Jun 98                  $10,000         $10,000                   $10,000
 Aug 98                   $9,290          $8,850                    $8,693
 Dec 98                  $10,460         $10,351                    $9,728
 Apr 99                  $11,420         $10,920                   $10,312
 Aug 99                  $12,800         $11,122                   $10,716
 Dec 99                  $20,530         $13,142                   $13,409
 Apr 00                  $19,310         $12,437                   $12,636


  This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG OVERSEAS FUND SEEKS CAPITAL GROWTH. THE FUND INVESTS IN STOCKS FROM TEN OR MORE FOREIGN COUNTRIES. THE MANAGER SEEKS STOCKS THAT APPEAR TO HAVE STRONG GROWTH POTENTIAL RELATIVE TO THEIR RISK USING A THREE-STEP INVESTMENT PROCESS INVOLVING COUNTRY ALLOCATION, INTENSIVE IN-HOUSE RESEARCH, AND CURRENCY MANAGEMENT. THE MANAGER EXAMINES THE ECONOMIC OUTLOOK OF INDIVIDUAL COUNTRIES IN DETERMINING WHETHER TO INVEST AND CHOOSES INDIVIDUAL STOCKS BASED ON RIGOROUS, IN-DEPTH ANALYSIS, WHICH MAY INCLUDE INTERVIEWS WITH COMPANY LEADERS. AT TIMES, THE FUND MAY TAKE LARGER POSITIONS IN COMPANIES AND COUNTRIES THAT MAY PRESENT GREATER POTENTIAL INVESTMENT OPPORTUNITIES.

--------------------------------------------------------------------------------

MARKET
HIGHLIGHTS

- The Lipper International Funds Index posted a return of 13.57% for the six months ended April 30, 2000.*

- Over the past six months, western Europe led the international markets, though interest-rate fears dampened western Europe's performance somewhat. The new currency, the Euro, continued to depreciate against the U.S. dollar, and the European Central Bank was forced to raise interest rates to defend the new currency.

- The Japanese market simply treaded water over the past six months as positive and negative factors offset each other.

- Asia (outside Japan) was more influenced by U.S. interest rates than were other regions.

--------------------------------------------------------------------------------

* The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S. dollar adjusted. The Lipper International Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                     THE STRONG GLOBAL HIGH-YIELD BOND FUND
                     --------------------------------------

--------------------------------------------------------------------------------

PERSPECTIVES
FROM THE MANAGER


/s/ John T. Bender

John T. Bender
Portfolio Manager

For the six months ended April 30, the Global High-Yield Bond Index returned 9.42%, and the U.S.-based Merrill Lynch High Yield Master II Index returned 0.25%.* Clearly, there was great disparity between these markets and the U.S. high-yield market. Because we overweighted U.S. high-yield debt, the steep underperformance of the U.S. high-yield market relative to emerging markets was the primary cause of the Fund's underperformance during the period.

A number of factors worked in concert to hurt the domestic high-yield sector. Rising short-term interest rates, driven largely by the Fed's continued rate hikes, played a leading role, as did rising default rates. It appears that investors have become less certain that the economic expansion and strong earnings growth experienced in recent years will continue. In addition, the rise in the percentage of defaults to 5.44% has caused some concern that credit quality is deteriorating faster than expected.

Emerging markets have been virtually immune to these events. Investors generally believe that emerging economies suffered their correction in 1998 and are now experiencing a strong recovery in growth. This positive view on emerging economies has been supported by upgrades of debt from Brazil, Mexico, and Korea in recent months.

The Fund's performance was also hurt by the decline in credit quality of one of our domestic holdings. Earlier this year, AP Holdings posted disappointing corporate earnings and was subsequently downgraded. In the current

                           -------------------------
                              COUNTRY EXPOSURE(5)

                                  AS OF 4-30-00
                                (% OF NET ASSETS)

                                     Mexico
                                      16.0%

                                       ---

                                    Argentina
                                      9.1%

                                       ---

                                     Bermuda
                                      6.1%

                                       ---

                                   South Korea
                                      5.8%

                                       ---

                                     Canada
                                      3.4%
                           -------------------------

[SIDENOTE]
FUND
HIGHLIGHTS

- The Strong Global High-Yield Bond Fund returned -0.30% during the six months ended April 30, 2000 while the Global High-Yield Bond Index returned 9.42%.(1), *

- Emerging-market debt outperformed U.S. high-yield debt by a wide margin over the period, as monetary tightening coupled with a decline in corporate credit fundamentals took a more direct toll on the domestic market.

- We maintained an overweighting in domestic high-yield credits relative to emerging-market credits throughout the six-month period.

--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                TOTAL RETURNS(1)

                                  AS OF 4-30-00


                               1-year        -3.45%

                      Since Inception         0.04%
                         (on 1-31-98)

--------------------------------------------------------------------------------

                              PORTFOLIO STATISTICS

                                  AS OF 4-30-00

                        --------------------------------
                         30-day annualized
                                  yield(2)     7.30%
                        --------------------------------

                                   Average
                         credit quality(3)     BBB

                       Average maturity(4)     4.5 years


--------------------------------------------------------------------------------

(1) Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

(2) Yields are historical and do not represent future yields, which will fluctuate. Yield is as of 4-28-00.

(3) For the purposes of the average, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

(4) The Fund's average maturity includes the effect of futures.

(5) Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio. Exposure is calculated based on the sum of total market value of securities and market value of futures. Country exposure does not reflect U.S. holdings.

environment, bonds that disappoint investors have tended to decline more rapidly than in the past, and AP Holdings debt was no exception.

After the sector's recent underperformance, U.S. high-yield is very attractively valued. We, therefore, intend to maintain our overweighting in domestic high-yield bonds, as it appears some prices in the U.S. high-yield market have been beaten down excessively, reflecting a greater decline in credit quality than is likely to occur. On the other hand, emerging-market debt may underperform going forward as the Fed continues to raise interest rates. Emerging economies are very dependent on U.S. demand, so if consumption in the U.S. slows--a strong possibility if the Fed succeeds in slowing U.S. economic growth--it will be difficult for emerging economies to maintain their current levels of exports. High export levels have been a driving force for many of the credit upgrades recently seen in some of these countries, and if they decline, some of those improvements in credit quality may prove short lived.

As you have been notified, the Fund's board of directors has approved the merger of the Fund into the Strong High-Yield Bond Fund later this year. We thank you for your continued investment in the Strong Global High-Yield Bond Fund.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            FROM 1-31-98 TO 4-30-00

                                    [GRAPH]

                     The Strong Global     Global High-Yield    Lipper Global
                  High-Yield Bond Fund            Bond Index      Income Fund
 Jan 98                        $10,000               $10,000          $10,000
 Apr 98                        $10,437               $10,435          $10,209
 Aug 98                         $9,107                $8,022           $9,844
 Dec 98                         $9,683                $9,106          $10,555
 Apr 99                        $10,368                $9,949          $10,483
 Aug 99                         $9,809                $9,633          $10,191
 Dec 99                        $10,237               $10,686          $10,265
 Apr 00                        $10,010               $10,996          $10,107


  This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Global High-Yield Bond Index and the Lipper Global Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG GLOBAL HIGH-YIELD BOND FUND SEEKS TOTAL RETURN BY INVESTING FOR A HIGH LEVEL OF CURRENT INCOME AND CAPITAL GROWTH. THE FUND INVESTS PRIMARILY IN MEDIUM- AND LOWER-QUALITY BONDS OF U.S. AND FOREIGN ISSUERS. THE FUND WILL NORMALLY MAINTAIN AN AVERAGE MATURITY OF SEVEN TO TWELVE YEARS. THE FUND'S MANAGER LOOKS FOR HIGH-YIELD BONDS THAT HAVE THE POTENTIAL TO IMPROVE THEIR CREDIT QUALITY AND THAT MAY BENEFIT FROM CHANGES IN INTEREST AND CURRENCY-EXCHANGE RATES. THE MANAGER INTENDS TO ATTEMPT TO LIMIT THE FUND'S EXPOSURE TO FOREIGN CURRENCY RISK BY USING HEDGING STRATEGIES.

--------------------------------------------------------------------------------

MARKET
HIGHLIGHTS

- Strong economic growth and sound fiscal policy decisions in Mexico and Brazil led to upgrades in those countries' credit ratings. Progress on debt restructuring and a successful political transition in Russia allowed that nation's debt to recover a portion of its losses.

- The Federal Reserve Board raised the federal funds rate by 75 basis points over the six-month period in response to strong U.S. economic growth and rising inflation.

- The variance in returns across industries has been extreme. Credits that reported bad news have experienced larger price declines than they have historically under similar circumstances.

--------------------------------------------------------------------------------

*The Global High-Yield Bond Index is comprised of 65% J. P. Morgan Emerging
 Markets Bond Index + and 35% Lehman Brothers High-Yield Bond Index. The J. P. Morgan Emerging Markets Bond Index + is an unmanaged index generally representative of emerging market debt obligations. The Lehman Brothers High-Yield Bond Index is an unmanaged index generally representative of corporate bonds rated below investment-grade. The Lipper Global Income Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. The Merrill Lynch High Yield Master II Index is an unmanaged index generally representative of corporate bonds rated below investment-grade. Source of the Global High-Yield Bond Index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc. Source of the Merrill Lynch index data is Bloomberg.

                       THE STRONG INTERNATIONAL BOND FUND
                       ----------------------------------

--------------------------------------------------------------------------------

PERSPECTIVES
FROM THE MANAGERS


/s/ John T. Bender                  /s/ Bradley C. Tank

John T. Bender                      Bradley C. Tank
Portfolio Co-manager                Portfolio Co-manager


The six-month period ended April 30 was characterized by stronger economic growth and rising global interest rates. The U.S. continued its record expansion, and the European economic recovery began to gain momentum. Both the U.S. Fed and the European Central Bank (ECB) acted to increase their benchmark rates in response to the increasing economic growth and inflationary pressures.

In Japan, the economy continued to focus on exporting its way to recovery. The rebound in world growth helped generate strong export demand during the period. However, for this to be effective in the future, it will require a weak yen.

During the period, the U.S. dollar continued to appreciate versus most major currencies as U.S. economic growth continued to outpace other major economies. Because this Fund does not necessarily hedge for foreign currency exposure, an appreciating U.S. dollar has a negative impact on portfolio returns.

For most of the six months, we underweighted the euro. We did, however, recently remove this underweighting as the euro appears to be fairly valued at current prices. The Fund also benefited from investments in energy companies such as R&B Falcon and Triton Energy. These corporate bonds provided attractive total returns to the Fund despite the difficult corporate market, as their credit fundamentals improved significantly during the period.

                           -------------------------
                              COUNTRY EXPOSURE(5)

                                  AS OF 4-30-00
                                (% OF NET ASSETS)

                                      Japan
                                      26.6%

                                       ---

                                 United Kingdom
                                      25.7%

                                       ---

                                     Germany
                                      23.9%

                                       ---

                                      Italy
                                      10.9%

                                       ---

                                     Denmark
                                      8.0%
                           -------------------------

--------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- The Strong International Bond Fund returned -7.12% during the six months ended April 30, 2000. Its benchmark, the Salomon Smith Barney Non-U.S. World Government Bond Index (Currency Unhedged), returned -6.86% during the same period.(1), *

- The Fund's negative return was largely due to a strengthening U.S. dollar. The dollar appreciated approximately 14% versus the euro.

- The Fund reduced its duration early in the period as signs of stronger economic growth materialized.

- A modest underweighting of the euro during its rapid decline protected the Fund from a further decline in price. Also, an overweighting in short-maturity, high-yield corporate bonds in the energy sector increased the Fund's income and provided a modest boost to performance.

--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                TOTAL RETURNS(1)

                                  AS OF 4-30-00

                              1-year        -7.64%

                              3-year         0.99%

                              5-year         1.26%

                     Since Inception         4.92%
                        (on 3-31-94)

--------------------------------------------------------------------------------

                              PORTFOLIO STATISTICS

                                  AS OF 4-30-00

                        --------------------------------
                         30-day annualized
                                  yield(2)     4.16%
                        --------------------------------

                                   Average
                         credit quality(3)     AA

                       Average maturity(4)     5.8 years

--------------------------------------------------------------------------------

(1) Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

(2) Yields are historical and do not represent future yields, which will fluctuate. Yield is as of 4-28-00.

(3) For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

(4) The Fund's average maturity includes the effect of futures.

We shortened the Fund's duration early in the period as inflationary pressures began to arise. Currently, the Fund is neutral relative to its benchmark in interest-rate and currency exposure.

Going forward, we anticipate higher global interest rates. Further monetary tightening in the U.S. and Europe is likely as part of continued efforts to curb inflation. In Japan, we don't expect any changes in the central bank's policy. Their benchmark rate is likely to remain near zero. Some volatility in the currency markets can be expected going forward as investors will continue to question the credibility of the euro as a major currency.

Given this environment, we intend to maintain interest-rate and currency exposures that are near the benchmark. Yields on short-maturity corporate and mortgage issues are extremely attractive, and we plan to maintain an overweight in these sectors. Our intensive credit research will continue to be a cornerstone of our efforts to identify bonds with the potential to offer attractive yields and superior price performance.

Thank you for your investment in the Strong International Bond Fund.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                             FROM 3-31-94 TO 4-30-00

                                    [GRAPH]

                                         Salamon Smith Barney
                         The Strong      Non-U.S. World Government            Lipper International
            International Bond Fund      Bond Index (Currency Unhedged)         Income Funds Index
 Mar 94                     $10,000                            $10,000                     $10,000
 Dec 94                     $10,866                            $10,397                      $9,837
 Dec 95                     $12,937                            $12,430                     $11,700
 Dec 96                     $13,966                            $12,937                     $12,784
 Dec 97                     $13,297                            $12,385                     $12,991
 Dec 98                     $15,329                            $14,589                     $14,725
 Dec 99                     $14,192                            $13,849                     $14,067
 Apr 00                     $13,394                            $13,091                     $13,613

    This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Salomon Smith Barney Non-U.S. World Government Bond Index (Currency Unhedged) and the Lipper International Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG INTERNATIONAL BOND FUND SEEKS HIGH TOTAL RETURN BY INVESTING FOR BOTH INCOME AND CAPITAL GROWTH. THE FUND INVESTS PRIMARILY IN HIGHER- AND MEDIUM-QUALITY BONDS ISSUED IN FOREIGN COUNTRIES. THE FUND MAY ALSO INVEST UP TO 35% OF ITS ASSETS IN LOWER-QUALITY, HIGH-YIELD BONDS. THE FUND MAINTAINS AN AVERAGE MATURITY OF FOUR TO NINE YEARS. TO SELECT BONDS, THE FUND'S MANAGERS FIRST LOOK AT OVERALL TRENDS IN THE GLOBAL ECONOMY. THE MANAGERS THEN EXAMINE THE COUNTRIES, SECTORS, AND INDIVIDUAL COMPANIES THAT MAY BENEFIT FROM THOSE TRENDS. THE MANAGERS MAY CREATE SYNTHETIC BONDS TO MAKE INVESTMENTS CONSISTENT WITH THE FUND'S STRATEGY AND GOALS.

--------------------------------------------------------------------------------

MARKET
HIGHLIGHTS

- World economic growth strengthened during the period, leading many central banks to pursue more aggressive monetary policies.

- The Bank of Japan left its benchmark refinancing rate at essentially zero in an attempt to stimulate local demand.

- The Euro continued to struggle versus most major currencies as investors began to question the credibility of the European Central Bank. It has now depreciated over 22% versus the U.S. dollar since its inception on January 1, 1999.

--------------------------------------------------------------------------------

(5) Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio. Exposure is calculated based on the sum of total market value of securities and market value of futures. Country exposure does not reflect U.S. holdings.

  * The Salomon Smith Barney Non-U.S. World Government Bond Index (Currency Unhedged) is an unmanaged index generally representative of liquid, non-U.S. fixed income government securities. This index disregards the effects of foreign currency fluctuations. The Lipper International Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Salomon index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                     THE STRONG SHORT-TERM GLOBAL BOND FUND
                     --------------------------------------

PERSPECTIVES
FROM THE MANAGERS


/s/ Jeffery A. Koch                 /s/ Bradley C. Tank

Jeffrey A. Koch                     Bradley C. Tank
Portfolio Co-manager                Portfolio Co-manager


Prices of short-term bonds are heavily influenced by changes in monetary policy. Therefore, short-term yields rose over the six-month period as many central banks implemented aggressive monetary policies over the period. Their efforts were aimed at restraining inflationary pressures and calming economic growth.

We believe the central banks will continue their aggressive policies by raising short-term interest rates over the next six months. One notable exception is Japan, where we expect the benchmark rate to remain near zero.

The Fund's focus on the corporate and mortgage sectors, as well as excellent issue selection, led to the Fund's outperformance relative to its benchmark. We continued to focus on short-maturity corporate and mortgage debt to provide the Fund with extra income. In addition, our intensive research allowed us to select both corporate and mortgage securities that outperformed the market. Some examples include Triton Energy and R & B Falcon in the energy sector.

The Fund managed to escape most of the weakness in the corporate bond sector because of its short-term emphasis. When the U.S. Treasury announced a plan to buy back $30 billion in long-maturity debt, the increase in demand pushed the prices of long-maturity Treasuries higher. As long Treasuries, therefore, became more attractive than longer-term corporate debt, the result was significant

                           -------------------------
                              COUNTRY EXPOSURE(5)

                                  AS OF 4-30-00
                                (% OF NET ASSETS)

                                     Germany
                                      7.7%

                                      ---

                                 United Kingdom
                                      5.6%

                                      ---

                                     Canada
                                      2.1%

                                      ---

                                    Australia
                                      1.7%

                                      ---

                                   New Zealand
                                      0.5%
                           -------------------------


--------------------------------------------------------------------------------

[SIDENOTE]
FUND
HIGHLIGHTS

- The Strong Short-Term Global Bond Fund returned 2.20% during the six months ended April 30, 2000. Its benchmark, the Salomon Smith Barney 1-3 Year World Government Bond Index (Currency Hedged), returned 0.56% during the same period.(1), *

- The Fund maintained its overweighting in the U.S. corporate and mortgage sectors in order to provide a higher level of income.

- Intensive credit research enabled us to select corporate and mortgage securities that outperformed the market. Individual security selection was the primary driver of the Fund's superior return relative to its benchmark.

--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                TOTAL RETURNS(1)

                                  AS OF 4-30-00

                              1-year         4.68%

                              3-year         5.15%

                              5-year         7.15%

                     Since Inception         7.15%
                        (on 3-31-94)

--------------------------------------------------------------------------------

                              PORTFOLIO STATISTICS

                                  AS OF 4-30-00
                        --------------------------------
                         30-day annualized
                                  yield(2)     6.03%
                        --------------------------------

                                   Average
                         credit quality(3)     AA

                       Average maturity(4)     1.3 years

--------------------------------------------------------------------------------

(1) Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

(2) Yields are historical and do not represent future yields, which will fluctuate. Yield is as of 4-28-00.

(3) For the purposes of the average, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

(4) The Fund's average maturity includes the effect of futures.

underperformance for long-term corporate issues. However, shorter-term corporate debt wasn't strongly affected. The majority of the corporate sector's underperformance can be attributed to the decline in longer-term corporate bonds, which have little influence on this short-term fund.

Yields on short-maturity corporate and mortgage debt are the highest they have been in recent years. We believe these higher yields provide adequate protection against further increases in short-term interest rates. Going forward, we expect to increase our interest-rate exposure once it becomes apparent that central banks have finished raising short-term interest rates.

Thank you for your investment in the Strong Short-Term Global Bond Fund. We appreciate the confidence you've placed in us.



                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            FROM 3-31-94 TO 4-30-00

                                    [GRAPH]


                                                    Salamon Smith Barney              Lipper Short
               The Strong Short-Term           1-3 Year World Government        World Multi-Market
                    Global Bond Fund      Bond Index (Currency Unhedged)      Income Funds Average
 Mar 94                      $10,000                            $10,000                    $10,000
 Dec 94                      $10,513                            $10,153                     $9,739
 Dec 95                      $11,612                            $11,286                    $10,563
 Dec 96                      $12,775                            $12,088                    $11,252
 Dec 97                      $13,629                            $12,856                    $11,616
 Dec 98                      $14,184                            $13,796                    $12,335
 Dec 99                      $15,003                            $14,372                    $12,451
 Apr 00                      $15,220                            $14,345                    $12,420



    This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Salomon Smith Barney 1-3 Year World Government Bond Index (Currency Hedged) and the Lipper Short World Multi-Market Income Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG SHORT-TERM GLOBAL BOND FUND SEEKS TOTAL RETURN BY INVESTING FOR A HIGH LEVEL OF INCOME WITH A LOW DEGREE OF SHARE-PRICE FLUCTUATION. THE FUND INVESTS PRIMARILY IN HIGHER- AND MEDIUM-QUALITY BONDS FROM U.S. AND FOREIGN ISSUERS. THE FUND MAY ALSO INVEST UP TO 35% OF ITS ASSETS IN LOWER-QUALITY, HIGH-YIELD BONDS. UNDER NORMAL CONDITIONS, THE FUND MAINTAINS AN AVERAGE MATURITY OF THREE YEARS OR LESS. THE FUND'S MANAGERS INTEND TO ATTEMPT TO LIMIT THE FUND'S EXPOSURE TO FOREIGN CURRENCY RISK BY USING HEDGING STRATEGIES.

--------------------------------------------------------------------------------

MARKET
HIGHLIGHTS

- World economic growth strengthened during the period, leading many central banks to pursue more aggressive monetary policies.

- The U.S. Treasury announced plans to buy back $30 billion of long-maturity government debt. The resulting reduction in supply led to a modest rally in long-term rates in the U.S., despite a nearly 90-basis-point increase in two-year Treasury yields. Short-term rates rose in Europe, though the increase was not as pronounced as in the United States. Japanese short-term Treasury yields continue to hover close to zero.

- Corporate bond returns significantly underperformed Treasuries during the period. However, this underperformance was largely limited to longer-maturity issues.

--------------------------------------------------------------------------------

(5) Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio. Exposure is calculated based on the sum of total market value of securities and market value of futures. Country exposure does not reflect U.S. holdings.

  * The Salomon Smith Barney 1-3 Year World Government Bond Index (Currency Hedged) is an unmanaged index generally representative of short-term, global fixed income government securities. Rolling one-month forward exchange contracts are used as the hedging instrument. The Lipper Short World Multi-Market Income Funds Average represents funds that invest in non-U.S. dollar and U.S. dollar debt instruments and, by policy, keep a dollar-weighted average maturity of less than five years. Source of the Salomon index data is Salomon Smith Barney. Source of the Lipper data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                    April 30, 2000 (Unaudited)
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             STRONG ASIA PACIFIC FUND
--------------------------------------------------------------------------------

                                                           Shares or
                                                           Principal       Value
                                                            Amount       (Note 2)
------------------------------------------------------------------------------------
COMMON STOCKS 93.9%
Australia 18.9%
BMCMedia.com, Ltd. (b)                                       852,106  $ 1,005,040
The Broken Hill Proprietary Company, Ltd.                    144,980    1,561,017
emitch, Ltd. (b)                                           1,400,000      515,000
FXF Trust (b)                                              3,310,000    1,195,652
IBA Technologies, Ltd. (b)                                   800,000      593,242
John Fairfax Holdings, Ltd.                                  420,000    1,213,928
MIM Holdings, Ltd.                                         2,309,044    1,119,048
Normandy Mining, Ltd.                                      1,030,000      511,204
North, Ltd.                                                  800,000    1,375,668
Novogen, Ltd. (b)                                            700,000    1,414,206
Oil Search, Ltd. (b)                                       1,237,000    1,119,541
Publishing & Broadcasting, Ltd.                              290,000    2,252,102
Securenet, Ltd. (b)                                          125,000      372,236
Sydney Aquarium, Ltd.                                        413,450      989,795
WMC, Ltd.                                                    650,000    2,698,494
Woodside Petroleum, Ltd.                                     277,000    1,712,830
                                                                      -----------
                                                                       19,649,003
China 2.0%
China Merchants Hai Hong Holdings                          1,600,000      996,328
Martin Currie China Heartland Fund, Ltd. (b)                 118,000    1,062,000
                                                                      -----------
                                                                        2,058,328
Hong Kong 6.4%
Cheung Kong Holdings, Ltd.                                   102,000    1,217,934
Dickson Concepts International, Ltd.                       1,398,000    1,355,173
Hing Kong Holdings, Ltd.                                   4,000,000      672,778
Hutchison Whampoa, Ltd.                                       75,000    1,092,944
Legend Holdings, Ltd.                                        350,000      406,684
South China Morning Post Holdings, Ltd.                    1,300,000    1,377,012
Timeless Software, Ltd. (b) (d)                            1,100,000      586,113
                                                                      -----------
                                                                        6,708,638
India 4.2%
HCL Technologies, Ltd. (b)                                    20,000      738,532
India Fund, Inc. (b)                                          70,000    1,001,875
Indian Hotels Company, Ltd.                                       50          270
The Indian Smaller Companies Fund, Ltd. (b)                   30,792      650,943
Pentamedia Graphics, Ltd.                                     47,810      696,864
Reliance Industries, Ltd.                                        300        2,387
SSI, Ltd.                                                      8,000      487,064
Television Eighteen India, Ltd. (b)                           32,750      471,232
UTI-Mastergrowth 93 Fund                                     732,400      369,560
                                                                      -----------
                                                                        4,418,727
Japan 24.1%
AVEX, Inc.                                                    10,100    1,392,008
Credit Suisse Warrants, Expire 8/01/02                           600      900,000
Focus Systems Corporation                                     27,000      961,521
Fujitsu, Ltd./Macquarie Warrants, Expire 9/17/01                 500      387,500
Hitachi Maxell, Ltd.                                          61,000    1,596,799
Jafco Company, Ltd.                                           11,000    1,933,216
Kyocera Corporation                                           19,000    3,175,747
Net One Systems Company, Ltd.                                     66    2,252,705
The Nikko Securities Company, Ltd.                           166,000    1,957,728
Nippon Express Company, Ltd.                                 328,000    2,069,152
Nomura Securities Company, Ltd.                              114,000    2,868,190
Paribas Capital Markets Warrants, Expire 9/21/01                 400      620,000
Shobunsha Publications, Inc.                                  38,000    1,792,619
TOWA Corporation                                              40,000    1,494,774
Toei Company, Ltd.                                           239,000    1,680,141
                                                                      -----------
                                                                       25,082,100
Malaysia 4.3%
Berjaya Sports Toto BHD                                      212,000      443,550
Genesis Malaysia Maju Fund, Ltd. (b)                          32,000      752,000
Malaysia International Shipping BHD (Fgn Reg)                188,000      282,015
Sime Darby BHD                                               261,000      306,348
World Equity Benchmark Shares -
  Malaysia Index Series                                      440,000    2,695,000
                                                                      -----------
                                                                        4,478,913

                                                           Shares or
                                                           Principal       Value
                                                            Amount       (Note 2)
------------------------------------------------------------------------------------
New Zealand 4.3%
Advantage Group, Ltd. (b)                                    524,000  $   927,802
Guinness Peat Group PLC                                    1,141,610      719,933
Montana Group NZ, Ltd.                                       975,000      945,945
Sky City, Ltd.                                               286,000      872,666
Sky Network Television, Ltd. (b)                             527,716    1,049,580
                                                                      -----------
                                                                        4,515,926
Philippines 1.1%
Philippine Long Distance Telephone Company                    63,000    1,129,908

Singapore 13.5%
City Developments, Ltd.                                      420,000    1,907,189
DBS Group Holdings, Ltd.                                     166,247    2,289,099
First Capital Corporation, Ltd.                            2,430,000    2,434,699
G.K. Goh Holdings, Ltd.                                      880,000      497,568
Hong Leong Finance, Ltd. (Fgn Reg)                           984,000    1,447,144
NatSteel, Ltd.                                             1,050,000    2,571,629
Neptune Orient Lines, Ltd. (b)                             2,050,000    1,837,757
Sembcorp Logistics, Ltd.                                     175,000    1,086,893
                                                                      -----------
                                                                       14,071,978
South Korea 3.5%
Digital Chosun Company, Ltd. (b)                               9,852      852,449
Hite Brewery Company, Ltd.                                    39,500    1,121,451
L.G. Securities Company                                       87,102      824,309
Opicom Company, Ltd. (b)                                      26,350      802,731
SK Global Company, Ltd.                                        1,540       18,044
                                                                      -----------
                                                                        3,618,984
Taiwan 4.2%
Acer, Inc. (b)                                               312,000      654,260
Asustek Computer, Inc.                                        79,000      877,490
Procomp Informatics Company, Ltd. (b)                        144,000    1,132,372
Taiwan Opportunities Fund, Ltd. (b)                          105,000    1,719,900
                                                                      -----------
                                                                        4,384,022
Thailand 6.3%
KCE Electronics PCL (Fgn Reg) (b)                            489,260    1,606,871
Kiatnakin Finance PCL (b)                                  2,205,000    1,738,045
National Petrochemical PCL (Fgn Reg)                         995,000    1,045,717
PTT Exploration and Production PCL (Fgn Reg)                 303,000    1,536,495
Royal Garden Resort PCL Warrants,
  Expire 5/18/05                                              43,400            0
Southeast Asia Frontier Fund LP (b)                           74,000      592,000
                                                                      -----------
                                                                        6,519,128
United States 1.1%
AsiaInfo Holdings, Inc. (b)                                   27,000    1,174,500
---------------------------------------------------------------------------------
Total Common Stocks (Cost $103,535,301)                                97,810,155
---------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 5.0%
Commercial Paper 0.0%
Interest Bearing, Due Upon Demand
United States
United States Cayman Eurodollar Call
  Deposit, 5.00%                                         $    56,000       56,000

Time Deposits 5.0%
United States
Wachovia Winston Grand Cayman,
  5.85%, Due 5/01/00                                       5,200,000    5,200,000
---------------------------------------------------------------------------------
Total Short-Term Investments (Cost $5,256,000)                          5,256,000
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Investments in Securities (Cost $108,791,301) 98.9%             103,066,155
Other Assets and Liabilities, Net 1.1%                                  1,139,555
---------------------------------------------------------------------------------
NET ASSETS 100.0%                                                    $104,205,710
=================================================================================

--------------------------------------------------------------------------------
                       STRONG FOREIGN MAJORMARKETS FUNDS
--------------------------------------------------------------------------------

                                                           Shares or
                                                           Principal       Value
                                                            Amount       (Note 2)
------------------------------------------------------------------------------------
COMMON STOCKS 96.8%
Australia 2.7%
National Australia Bank, Ltd.                                  1,001  $    13,712
TABCORP Holdings, Ltd.                                        15,400       82,421
                                                                      -----------
                                                                           96,133
Belgium 0.2%
Fortis (B)                                                       320        8,101

Canada 3.7%
Clearnet Communications, Inc. Class A (b)                      1,000       42,233
Rogers Communications, Inc. Class B (b)                        1,500       39,074
Shaw Communications, Inc. Class B                              2,100       49,169
                                                                      -----------
                                                                          130,476
Finland 5.2%
Nokia Corporation Sponsored ADR                                1,200       68,250
Nokia Oyj                                                      2,040      117,345
                                                                      -----------
                                                                          185,595
France 9.0%
Banque Nationale de Paris                                        500       40,521
L'OREAL                                                           20       13,601
Lagardere S.C.A.                                                 700       47,540
NRJ SA                                                            40       25,962
Societe Generale                                                 300       62,299
Societe Television Francaise 1                                    90       61,779
Thomson Multimedia (b)                                           500       49,226
Vivendi SA                                                       196       19,440
                                                                      -----------
                                                                          320,368
Germany 3.7%
Adidas-Salomon AG                                                400       25,233
Infineon Technologies AG Sponsored ADR (b)                       700       47,512
Siemens AG                                                       410       60,661
                                                                      -----------
                                                                          133,406
Hong Kong 8.3%
China (Hong Kong) Telecom, Ltd. (b)                            4,000       28,888
Hutchison Whampoa, Ltd.                                        2,000       29,145
Johnson Electric Holdings, Ltd.                                8,900       71,704
Legend Holdings, Ltd.                                         64,000       74,365
Li & Fung, Ltd.                                               24,000       92,750
                                                                      -----------
                                                                          296,852
India 1.4%
Infosys Technologies, Ltd.                                       100       18,578
Zee Telefilms, Ltd.                                            2,000       32,569
                                                                      -----------
                                                                           51,147
Italy 4.3%
Bipop-Carire Spa                                                 600       54,680
Mediaset Spa                                                   1,800       29,782
Mediolanum Spa                                                 2,400       39,858
Telecom Italia Mobile Spa                                      3,090       29,591
                                                                      -----------
                                                                          153,911
Japan 16.5%
Daiwa Securities Group, Inc.                                   9,000      137,360
Fuji Television Network, Inc.                                      6       99,898
Fujitsu, Ltd.                                                  1,000       28,305
Keyence Corporation                                              110       36,477
NTT DoCoMo, Inc.                                                   1       33,392
Nippon Television Network Corporation                            100       74,517
Nomura Securities Company, Ltd.                                3,000       75,479
Rohm Company, Ltd.                                               100       33,484
Sony Corporation (b)                                             400       46,082
Sony Corporation Sponsored ADR                                   100       22,563
                                                                      -----------
                                                                          587,557
Malaysia 0.4%
Telekom Malaysia BHD                                           4,000       13,895

                                                           Shares or
                                                           Principal       Value
                                                            Amount       (Note 2)
------------------------------------------------------------------------------------
Mexico 3.0%
Fomento Economico Mexicano SA de CV
  Sponsored ADR                                                1,200  $    49,500
Telefonos de Mexico SA Sponsored ADR                           1,000       58,813
                                                                      -----------
                                                                          108,313
Netherlands 9.6%
ASM Lithography Holding NV (b)                                 3,600      142,317
Koninklijke Philips Electronics NV                               800       35,700
STMicroelectronics NV                                            720      136,774
Verenigde Nederlandse Uitgeversbedrijven NV                      500       26,824
                                                                      -----------
                                                                          341,615
New Zealand 0.1%
Telecom Corporation of New Zealand, Ltd.                         460        1,941

Singapore 1.5%
Singapore Airlines, Ltd.                                       2,000       20,742
Singapore Press Holdings, Ltd.                                 1,600       31,312
                                                                      -----------
                                                                           52,054
Spain 2.7%
Banco Santander Central Hispano SA                             5,740       60,018
Telefonica SA (b)                                              1,621       36,174
                                                                      -----------
                                                                           96,192
Sweden 3.7%
Skandia Forsakrings AB                                         1,390       66,822
Telefonaktiebolaget LM Ericsson (b)                              730       65,198
                                                                      -----------
                                                                          132,020
Switzerland 4.1%
Adecco SA                                                        100       82,416
Adecco SA Sponsored ADR                                          400       41,675
UBS AG                                                            90       22,147
                                                                      -----------
                                                                          146,238
United Kingdom 16.7%
BP Amoco PLC Sponsored ADR                                     1,800       91,800
British Aerospace PLC                                          5,700       34,621
British Airways PLC Sponsored ADR                                700       36,838
British Telecommunications PLC Sponsored ADR                     200       36,600
Energis PLC (b)                                                1,300       63,880
GKN PLC                                                        3,100       42,685
Lloyds TSB Group PLC                                           5,800       56,479
SmithKline Beecham PLC                                             7           95
Vodafone AirTouch PLC                                         16,043       72,439
Vodafone AirTouch PLC Sponsored ADR                            1,600       75,200
WPP Group PLC                                                  5,300       84,976
                                                                      -----------
                                                                          595,613
---------------------------------------------------------------------------------
Total Common Stocks (Cost $3,164,752)                                   3,451,427
---------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 4.7%
Commercial Paper 1.6%
Interest Bearing, Due Upon Demand
United States
United States Cayman Eurodollar Call
  Deposit, 5.00%                                           $  56,000       56,000

Government & Agency Issues 0.3%
United States
United States Treasury Bills, Due 5/04/00 (c)                 10,000        9,996

Time Deposits 2.8%
United States
Bank of Scotland, 6.00%, Due 5/01/00                         100,000      100,000
---------------------------------------------------------------------------------
Total Short-Term Investments (Cost $165,883)                              165,996
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Investments in Securities (Cost $3,330,635) 101.5%                3,617,423
Other Assets and Liabilities, Net (1.5%)                                  (54,297)
---------------------------------------------------------------------------------
NET ASSETS 100.0%                                                      $3,563,126
=================================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 STRONG FOREIGN MAJOR MARKETS FUNDS (continued)
--------------------------------------------------------------------------------

FUTURES
--------------------------------------------------------------------------------
                                        Underlying
                                        Face Amount      Unrealized
                     Expiration Date     at Value       Appreciation
--------------------------------------------------------------------------------
Purchased:
2 CAC 40 Euro Index        6/00          $117,129            $29

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------
                     Settlement                      Unrealized
                        Date       Value in USD     Appreciation
--------------------------------------------------------------------------------
Sold:
21,500,000 JPY         5/10/00           $199,298            $95

--------------------------------------------------------------------------------
                           STRONG INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                                                           Shares or
                                                           Principal       Value
                                                            Amount       (Note 2)
------------------------------------------------------------------------------------
COMMON STOCKS 99.8%
Australia 2.4%
TABCORP Holdings, Ltd.                                       804,000  $ 4,303,030

Canada 8.6%
Celestica, Inc. (b)                                           37,800    2,062,463
Nortel Networks Corporation                                   82,400    9,331,800
Rogers Communications, Inc. Class B (b)                       77,200    2,010,987
Shaw Communications, Inc. Class B                             86,900    2,034,654
                                                                      -----------
                                                                       15,439,904
Egypt 0.0%
Suez Cement                                                      300        3,936

Finland 7.5%
Nokia Oyj                                                    232,800   13,391,112

France 5.6%
Banque Nationale de Paris                                     17,400    1,410,118
Lagardere S.C.A.                                              27,600    1,874,432
NRJ SA                                                         2,100    1,363,024
Societe Generale                                               5,194    1,078,599
Societe Television Francaise 1                                 4,000    2,745,739
Thomson Multimedia (b)                                        16,000    1,575,245
                                                                      -----------
                                                                       10,047,157
Germany 2.8%
Adidas-Salomon AG                                             25,400    1,602,301
EM.TV & Merchandising AG                                      15,900    1,232,027
Infineon Technologies AG ADR (b)                              33,200    2,253,450
                                                                      -----------
                                                                        5,087,778
Hong Kong 7.2%
China Telecom, Ltd. (b)                                      124,000      895,540
Hutchison Whampoa, Ltd.                                      176,000    2,564,774
Johnson Electric Holdings, Ltd.                              378,000    3,045,413
Legend Holdings, Ltd.                                      1,806,000    2,098,490
Li & Fung, Ltd.                                            1,134,000    4,382,482
                                                                      -----------
                                                                       12,986,699
India 5.6%
Asian Hotels, Ltd.                                               150          368
ICICI, Ltd. Sponsored ADR                                     76,500    1,836,000
Indian Hotels Company, Ltd.                                    2,050       11,054
Infosys Technologies, Ltd.                                    32,558    6,048,619
UTI-Mastergrowth 93 Fund                                      37,600       18,972
WIPRO, Ltd.                                                   14,735    1,125,622
Zee Telefilms, Ltd.                                           60,000      977,064
                                                                      -----------
                                                                       10,017,699

--------------------------------------------------------------------------------
                     STRONG INTERNATIONAL STOCK FUND (continued)
--------------------------------------------------------------------------------
                                                           Shares or
                                                           Principal       Value
                                                            Amount       (Note 2)
------------------------------------------------------------------------------------
Ireland 0.4%
Connemara Green Marble Quarries PLC
  (Acquired 11/21/96 - 6/20/97;
  Cost $635,000) (b) (d) (e)                                  50,800  $   635,000
Connemara Green Marble Quarries PLC
  Warrants, Expire 9/30/02 (Acquired
  11/21/96; Cost $0) (b) (d) (e)                               8,000            0
                                                                      -----------
                                                                          635,000
Italy 6.5%
Bipop-Carire Spa                                              54,700    4,984,956
Mediaset Spa                                                 104,800    1,733,973
Mediolanum Spa                                               210,300    3,492,563
Telecom Italia Mobile Spa                                    150,600    1,442,200
                                                                      -----------
                                                                       11,653,692
Japan 17.9%
Daiwa Securities Group, Inc.                                 471,000    7,188,512
Fuji Television Network, Inc.                                    143    2,380,908
Hikari Tsushin, Inc.                                           3,300      476,182
Keyence Corporation                                            6,160    2,042,697
Nippon Television Network Corporation                          3,600    2,681,889
Nomura Securities Company, Ltd.                              178,000    4,478,402
NTT DoCoMo, Inc.                                                  85    2,838,313
Rohm Company, Ltd.                                             8,000    2,678,753
Sakura Bank, Ltd.                                            261,000    1,829,969
Takeda Chemical Industries, Ltd.                              19,000    1,249,561
Tokyo Electron, Ltd.                                          27,000    4,398,020
                                                                      -----------
                                                                       32,243,206
Mexico 1.8%
Fomento Economico Mexicano SA de CV
  Sponsored ADR                                               28,500    1,175,625
Telefonos de Mexico SA ADR Series L                           36,400    2,140,775
                                                                      -----------
                                                                        3,316,400
Netherlands 11.0%
ASM Lithography Holding NV (b)                               153,900    6,032,695
STMicroelectronics NV                                         65,600   12,552,222
Verenigde Nederlandse Uitgeversbedrijven NV                   21,000    1,126,601
                                                                      -----------
                                                                       19,711,518
Portugal 0.7%
Portugal Telecom SA                                          106,600    1,192,356

Singapore 1.4%
Singapore Press Holdings, Ltd.                               126,700    2,479,510

Spain 0.5%
Banco Santander Central Hispano SA                            85,696      896,042

Sweden 2.0%
Skandia Forsakrings AB                                        76,000    3,653,600

Switzerland 0.6%
Adecco SA                                                      1,345    1,108,495

Taiwan 1.3%
Taiwan Semiconductor Manufacturing
  Company, Ltd. Sponsored ADR (b)                             45,800    2,395,913

United Kingdom 16.0%
BP Amoco PLC Sponsored ADR                                    83,400    4,253,400
British Aerospace PLC                                        286,700    1,741,378
British Airways PLC                                          336,800    1,737,761
Energis PLC (b)                                              116,700    5,734,465
GKN PLC                                                      143,900    1,981,406
Lloyds TSB Group PLC                                         144,500    1,407,107
Vodafone AirTouch PLC                                      1,889,430    8,628,114
WPP Group PLC                                                207,500    3,326,890
                                                                      -----------
                                                                       28,810,521
---------------------------------------------------------------------------------
Total Common Stocks (Cost $109,741,124)                               179,373,568
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                  STRONG INTERNATIONAL STOCK FUND (continued)
------------------------------------------------------------------------------------
                                                           Shares or
                                                           Principal       Value
                                                            Amount       (Note 2)
------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 1.4%
Commercial Paper 0.0%
Interest Bearing, Due Upon Demand
United States
United States Cayman Eurodollar Call
  Deposit, 5.00%                                         $    74,000  $    74,000

Time Deposits 1.4%
United States
Wachovia Winston Grand Cayman, 5.85%,
  Due 5/01/00                                              2,500,000    2,500,000
---------------------------------------------------------------------------------
Total Short-Term Investments (Cost $2,574,000)                          2,574,000
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Investments in Securities (Cost $112,315,124) 101.2%            181,947,568
Other Assets & Liabilities, Net (1.2%)                                 (2,222,574)
---------------------------------------------------------------------------------
Net Assets 100.0%                                                    $179,724,994
=================================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
---------------------------------------------------------------------------------
                                                      Unrealized
                   Settlement Date   Value in USD    Appreciation
---------------------------------------------------------------------------------
Sold:
1,097,500,000 JPY      5/10/00       $10,173,454        $1,773

------------------------------------------------------------------------------------
                               STRONG OVERSEAS FUND
------------------------------------------------------------------------------------
                                                           Shares or
                                                           Principal       Value
                                                            Amount       (Note 2)
------------------------------------------------------------------------------------
Common Stocks 90.6%
Australia 2.5%
TABCORP Holdings, Ltd.                                       284,000  $ 1,519,976

Canada 7.8%
Celestica, Inc. (b)                                           11,900      649,294
Clearnet Communications, Inc. Class A (b)                     13,300      561,693
Nortel Networks Corporation                                   21,400    2,423,550
Rogers Communications, Inc. Class B (b)                       12,400      323,008
Shaw Communications, Inc. Class B                             29,300      686,023
                                                                      -----------
                                                                        4,643,568
Finland 5.0%
Nokia Corporation Sponsored ADR                               16,800      955,500
Nokia OYJ                                                     51,920    2,020,171
                                                                      -----------
                                                                        2,975,671
France 5.9%
Banque Nationale de Paris                                      1,200       97,250
Lagardere S.C.A.                                               8,300      563,688
NRJ SA                                                           760      493,285
Societe Generale                                               1,496      310,663
Societe Television Francaise 1                                 1,300      892,365
Thomson Multimedia (b)                                        11,600    1,142,053
                                                                      -----------
                                                                        3,499,304
Germany 3.2%
Adidas-Salomon AG                                              8,500      536,203
EM.TV & Merchandising AG                                       8,000      619,888
Infineon Technologies AG ADR (b)                              10,800      733,050
                                                                      -----------
                                                                        1,889,141
Hong Kong 7.7%
China Telecom, Ltd. (b)                                       78,000      563,323
Hutchison Whampoa, Ltd.                                       49,000      714,056
Johnson Electric Holdings, Ltd.                               87,600      705,762
Legend Holdings, Ltd.                                      1,280,000    1,487,302
Li & Fung, Ltd.                                              288,000    1,113,011
                                                                      -----------
                                                                        4,583,454

------------------------------------------------------------------------------------
                         STRONG OVERSEAS FUND (continued)
------------------------------------------------------------------------------------
                                                           Shares or
                                                           Principal       Value
                                                            Amount       (Note 2)
------------------------------------------------------------------------------------
India 3.7%
ICICI, Ltd. Sponsored ADR                                     36,200  $   868,800
Infosys Technologies, Ltd. Sponsored ADR                       5,400    1,096,200
Zee Telefilms, Ltd.                                           17,000      276,835
                                                                      -----------
                                                                        2,241,835
Italy 4.4%
Bipop-Carire Spa                                               9,300      847,534
Mediaset Spa                                                  32,800      542,694
Mediolanum Spa                                                43,800      727,410
Telecom Italia Mobile Spa                                     51,100      489,352
                                                                      -----------
                                                                        2,606,990
Japan 17.0%
Daiwa Securities Group, Inc.                                 130,000    1,984,090
Fuji Television Network, Inc.                                     70    1,165,480
Hikari Tsushin, Inc.                                           1,300      187,587
Keyence Corporation                                            1,780      590,260
NTT DoCoMo, Inc.                                                  12      400,703
Nippon Television Network Corporation                          1,700    1,268,273
Nomura Securities Company, Ltd.                               66,000    1,660,531
Rohm Company, Ltd.                                             2,000      669,688
Sakura Bank, Ltd.                                             80,000      560,910
Takeda Chemical Industries, Ltd.                               3,000      197,299
Tokyo Electron, Ltd.                                           9,000    1,466,007
                                                                      -----------
                                                                       10,150,828
Mexico 1.4%
Fomento Economico Mexicano SA de CV
  Sponsored ADR                                                7,400      305,250
Telefonos de Mexico SA ADR Series L                            8,600      505,787
                                                                      -----------
                                                                          811,037
Netherlands 9.0%
ASM Lithography Holding NV (b)                                44,700    1,772,617
STMicroelectronics NV                                         16,600    3,165,717
Verenigde Nederlandse Uitgeversbedrijven NV                    7,800      418,452
                                                                      -----------
                                                                        5,356,786
Portugal 0.8%
Portugal Telecom SA                                           40,200      449,650

Singapore 0.8%
Singapore Press Holdings, Ltd.                                24,900      487,291

Spain 0.5%
Banco Santander Central Hispano SA                            26,494      277,023

Sweden 2.4%
Skandia Forsakrings AB                                        30,200    1,451,825

Switzerland 2.0%
Adecco SA                                                      1,475    1,215,636

Taiwan 2.9%
Taiwan Semiconductor Manufacturing Company,
  Ltd. Sponsored ADR (b)                                      32,900    1,721,081

United Kingdom 13.6%
BP Amoco PLC Sponsored ADR                                    28,300    1,443,300
British Aerospace PLC                                         93,800      569,729
British Airways PLC                                          157,300      811,609
Energis PLC (b)                                               18,600      913,976
GKN PLC                                                       57,000      784,852
Lloyds TSB Group PLC                                          65,700      639,771
Vodafone AirTouch PLC                                        335,753    1,533,222
Vodafone AirTouch PLC Sponsored ADR                            3,000      141,000
WPP Group PLC                                                 78,800    1,263,417
                                                                      -----------
                                                                        8,100,876
---------------------------------------------------------------------------------
Total Common Stocks (Cost $51,573,005)                                 53,981,972
---------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)         April 30, 2000 (Unaudited)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                         STRONG OVERSEAS FUND (continued)
------------------------------------------------------------------------------------
                                                           Shares or
                                                           Principal       Value
                                                            Amount       (Note 2)
------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 12.9%
Commercial Paper 0.1%
Interest Bearing, Due Upon Demand
United States
United States Cayman Eurodollar
  Call Deposit, 5.00%                                    $    87,000  $    87,000

Time Deposits 12.8%
United States
Bank of Scotland, 6.00%, Due 5/01/00                       1,800,000    1,800,000
First National Bank of Chicago, 6.00%,
  Due 5/01/00                                              2,900,000    2,900,000
Wachovia Winston Grand Cayman, 5.85%,
  Due 5/01/00                                              2,900,000    2,900,000
                                                                       ----------
Total Time Deposits                                                     7,600,000
---------------------------------------------------------------------------------
Total Short-Term Investments (Cost $7,687,000)                          7,687,000
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Investments in Securities (Cost $59,260,005) 103.5%              61,668,972
Other Assets and Liabilities, Net (3.5%)                               (2,065,869)
---------------------------------------------------------------------------------
NET ASSETS 100.0%                                                     $59,603,103
=================================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
---------------------------------------------------------------------------------
                                 Settlement                           Unrealized
                                    Date          Value in USD       Appreciation
---------------------------------------------------------------------------------
Sold:
207,500,000 JPY                    5/10/00         $1,923,455            $335

------------------------------------------------------------------------------------
                       STRONG GLOBAL HIGH-YIELD BOND FUND
------------------------------------------------------------------------------------
                                                       Shares or
                                                       Principal           Value
                                                        Amount           (Note 2)
--------------------------------------------------------------------------------
CORPORATE BONDS 36.3%
Argentina 3.0%
YPF Sociedad Anonima Notes, 7.75%,
  Due 8/27/07                                             50,000 USD   $   47,822

Bermuda 6.1%
Global Crossing Holdings, Ltd. Senior Notes,
  9.625%, Due 5/15/08                                    100,000 USD       98,500

Canada 3.4%
MetroNet Communications Corporation
  Senior Notes, 10.625%, Due 11/01/08                     50,000 USD       55,498

South Korea 5.8%
Korea Electric Power Company Notes, 6.375%,
  Due 12/01/03                                           100,000 USD       93,087

United States 18.0%
AP Holdings, Inc. Senior Discount Notes,
  Zero %, Due 3/15/08 (Rate Reset Effective
  3/15/03) (c)                                          $250,000           31,250
Nextlink Communications, Inc. Senior Notes,
  10.75%, Due 6/01/09                                    100,000           98,750
R&B Falcon Corporation Senior Notes, Series B,
  6.50%, Due 4/15/03                                     100,000           92,000
Transwestern Publishing Company LP/TWP
  Capital Corporation II Senior Subordinated
  Notes, Series D, 9.625%, Due 11/15/07 (c)               70,000           66,850
                                                                      -----------
                                                                          288,850
---------------------------------------------------------------------------------
Total Corporate Bonds (Cost $747,880)                                     583,757
---------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                 STRONG GLOBAL HIGH-YIELD BOND FUND (continued)
------------------------------------------------------------------------------------
                                                       Shares or
                                                       Principal           Value
                                                        Amount           (Note 2)
--------------------------------------------------------------------------------
GOVERNMENT & AGENCY ISSUES 22.2%
Argentina 6.1%
Republic of Argentina Notes, 11.75%,
  Due 4/07/09                                            100,000 USD   $   98,450

Mexico 16.0%
United Mexican States Bonds, 6.25%,
  Due 12/31/19                                           250,000 USD      205,312
United Mexican States Medium-Term Notes,
  Tranche 00004, 9.875%, Due 2/01/10                      50,000 USD       51,625
                                                                      -----------
                                                                          256,937
Russia 0.1%
Vnesheconomobank Floating Rate Debentures,
  6.9063%, Due 12/15/15 (Acquired 6/02/98;
  Cost $5,109) (Defaulted Effective 6/02/99) (d)           8,770 USD        2,434
---------------------------------------------------------------------------------
Total Government & Agency Issues (Cost $357,515)                          357,821
---------------------------------------------------------------------------------

PREFERRED STOCKS 7.4%
United States
R&B Falcon Corporation 13.875% Senior                        112          119,840
---------------------------------------------------------------------------------
Total Preferred Stocks (Cost $111,207)                                    119,840
---------------------------------------------------------------------------------

WARRANTS 2.2%
United States
R&B Falcon Corporation, Expire 5/01/09 (d)                   100           35,000
---------------------------------------------------------------------------------
Total Warrants (Cost $8,250)                                               35,000
---------------------------------------------------------------------------------

COMMON STOCKS 0.1%
United States
OpTel, Inc. Non-Voting (Acquired 3/18/98;
  Cost $6,750) (b) (d)                                       150              750
---------------------------------------------------------------------------------
Total Common Stocks (Cost $6,750)                                             750
---------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 31.4%
Commercial Paper 6.3%
Interest Bearing, Due Upon Demand
United States
United States Cayman Eurodollar Call Deposit,
  5.00%                                                 $101,000          101,000

Government & Agency Issues 25.1%
United States
United States Treasury Bills:
  Due 5/04/00 (c)                                         10,000            9,996
  Due 7/27/00 (c)                                        400,000          394,557
                                                                      -----------
Total Government & Agency Issues                                          404,553
---------------------------------------------------------------------------------
Total Short-Term Investments (Cost $505,582)                              505,553
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,737,184) 99.6%                 1,602,721
Other Assets and Liabilities, Net 0.4%                                      6,266
---------------------------------------------------------------------------------
NET ASSETS 100.0%                                                      $1,608,987
=================================================================================

FUTURES
---------------------------------------------------------------------------------
                                         Underlying
                                         Face Amount     Unrealized
                       Expiration Date    at Value      Depreciation
---------------------------------------------------------------------------------
Sold:
1 U.S. Treasury Bonds       6/00            $96,563        $1,551

-------------------------------------------------------------------------------
                         STRONG INTERNATIONAL BOND FUND
-------------------------------------------------------------------------------

                                                       Shares or
                                                       Principal           Value
                                                        Amount           (Note 2)
-------------------------------------------------------------------------------------------
CORPORATE BONDS 7.9%
New Zealand 2.0%
International Bank for Reconstruction and
  Development Medium-Term Notes,
  Zero %, Due 8/20/07                                  1,000,000 NZD    $   276,750

United States 5.9%
R&B Falcon Corporation Senior Notes, Series B,
  6.50%, Due 4/15/03                                      $200,000          184,000
Statia Terminals International/Statia Terminals
  Canada, Inc. First Mortgage Notes, Series B,
  11.75%, Due 11/15/03                                     250,000          248,750
Triton Energy, Ltd./Triton Energy Corporation
  Senior Notes, 8.75%, Due 4/15/02                         200,000          199,000
Viacom International, Inc. Senior Subordinated
  Notes, 10.25%, Due 9/15/01                               180,000          186,073
                                                                          ---------
                                                                            817,823

-------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $1,284,209)                                   1,094,573
-------------------------------------------------------------------------------------------

GOVERNMENT & AGENCY ISSUES 68.2%
Australia 3.1%
Australian Government Bonds, 7.50%,
  Due 7/15/05                                                700,000 AUD    427,014

Denmark 4.1%
Kingdom of Denmark Notes, 7.00%,
  Due 11/15/07                                             4,250,000 DKK    562,223

Finland 3.6%
Government of Finland Bonds, 10.00%,
  Due 9/15/01                                              3,000,000 FIM    492,123

France 6.6%
Government of France Debentures, 8.50%,
  Due 11/25/02                                               914,694 EUR    909,729

Germany 14.2%
Republic of Germany Bonds, Series 97, 6.00%,
  Due 7/04/07                                              2,072,583 EUR  1,961,678

Italy 10.9%
Buoni Poliennali del Tes Bonds, 7.75%,
  Due 11/01/06                                             1,478,988 EUR  1,513,486

United Kingdom 25.7%
United Kingdom Treasury Bonds, 7.00%,
  Due 6/07/02                                              2,250,000 GBP  3,550,603

-------------------------------------------------------------------------------------------
Total Government & Agency Issues (Cost $11,027,554)                       9,416,856
-------------------------------------------------------------------------------------------

NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES 9.1%
United States
CS First Boston Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates, Series 1992-4,
  Class A-5, Interest Only, 0.625%,
  Due 10/25/22 (c)                                        $8,851,136         91,167
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates, Series 1993-3, Class B1, 7.00%,
  Due 3/25/08 (c) (d)                                        296,322        286,338
DLJ Mortgage Acceptance Corporation Variable
  Rate Mortgage Pass-Thru Certificates:
  Series 1990-2, Class A, 7.0853%, Due 1/25/22 (c)           187,323        186,613
  Series 1991-3, Class A1, 6.963%, Due 2/20/21 (c)           341,539        338,766
Merrill Lynch Home Equity Acceptance, Inc.
  Subordinated Variable Rate Mortgage-Backed
  Certificates, Series 1994-A, Class A-1, 7.1563%,
  Due 8/17/23 (c)                                             29,791         29,642


                                                       Shares or
                                                       Principal           Value
                                                        Amount           (Note 2)
-------------------------------------------------------------------------------------------
Resolution Trust Corporation Mortgage Pass-
  Thru Securities, Inc. Variable Rate Certificates,
  Series 1995-1, Class B-5, 7.15%, Due 10/25/28             $327,269    $   326,676

-------------------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed
  Securities (Cost $1,168,897)                                            1,259,202
-------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 12.3%
Commercial Paper 0.0%
Interest Bearing, Due Upon Demand
United States
United States Cayman Eurodollar Call Deposit,
  5.00%                                                        1,000          1,000

Corporate Bonds 2.2%
United States
Bank of Boston Corporation Subordinated
  Floating Rate Notes, 6.231%, Due 2/28/01 (c)                50,000         50,000
Deeptech International, Inc. Senior Notes,
  12.00%, Due 12/15/00                                       250,000        251,544
                                                                          ---------
Total Corporate Bonds                                                       301,544

Government & Agency Issues 5.0%
Denmark
Kingdom of Denmark Notes, 9.00%,
  Due 11/15/00                                             4,400,000 DKK    547,949

United States
United States Treasury Bills, Due 5/04/00 (c)               $150,000        149,935
                                                                          ---------
Total Government & Agency Issues                                            697,884

Time Deposits 5.1%
United States
Wachovia Winston Grand Cayman, 5.85%,
  Due 5/01/00                                                700,000        700,000

-------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,867,053)                            1,700,428
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $15,347,713) 97.5%                 13,471,059
Other Assets and Liabilities, Net 2.5%                                      341,732
-------------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                       $13,812,791
===========================================================================================

FUTURES
-------------------------------------------------------------------------------------------
                                                           Underlying
                                                           Face Amount      Unrealized
                                 Expiration Date            at Value       Appreciation
-------------------------------------------------------------------------------------------
Purchased:
14 Ten-Year Euro Bonds                6/00                 $1,339,994       $26,664
 3 Ten-Year Japanese
   Government Bonds                   6/00                  3,675,226        33,587

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-------------------------------------------------------------------------------------------
                                                                          Unrealized
                                    Settlement                           Appreciation
                                       Date            Value in USD     (Depreciation)
-------------------------------------------------------------------------------------------
Purchased:
  1,000,000 CAD                       10/04/00          $   678,475        ($12,658)
  2,200,000 EUR                        8/07/00            2,019,508         (82,062)
560,000,000 JPY                        8/07/00            5,276,329         (65,653)

Sold:
  1,150,000 AUD                       10/04/00              672,589          26,611
  9,500,000 DKK                       10/04/00            1,169,678          60,893
  1,250,000 GBP                       10/04/00            1,942,205          49,276

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
STRONG SHORT-TERM GLOBAL BOND FUND
--------------------------------------------------------------------------------

                                                  SHARES OR
                                                  PRINCIPAL      VALUE
                                                  AMOUNT         (NOTE 2)
---------------------------------------------------------------------------------

CORPORATE BONDS 12.3%
Canada 0.8%
MetroNet Communications Corporation
  Senior Notes, 12.00%, Due 8/15/07                350,000 USD       $   394,079

New Zealand 0.5%
International Bank for Reconstruction and
  Development Medium-Term Notes, Zero %,
  Due 8/20/07                                    1,000,000 NZD           276,750

United Kingdom 0.9%
Telewest PLC Senior Discount Debentures,
  Zero %, Due 10/01/07 (Rate Reset
  Effective 10/01/00)                              500,000 USD           472,500

United States 10.1%
Atlas Air, Inc. Pass-Thru Certificates,
  Series 1998-1, Class C, 8.01%, Due 1/02/10    $  870,007               816,436
GS Escrow Corporation Senior Notes, 6.75%,
  Due 8/01/01                                    1,000,000               965,404
R&B Falcon Corporation Senior Notes,
  Series B, 6.50%, Due 4/15/03                   1,000,000               920,000
Tenet Healthcare Corporation Senior Notes,
  8.625%, Due 12/01/03                           1,000,000               973,048
Triton Energy, Ltd./Triton Energy Corporation
  Senior Notes, 8.75%, Due 4/15/02               1,000,000               995,000
Waste Management, Inc. Senior Notes, 6.50%,
  Due 12/15/02                                     500,000               457,892
                                                                     -----------
                                                                       5,127,780
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $6,528,688)                                6,271,109
--------------------------------------------------------------------------------

GOVERNMENT & AGENCY ISSUES 28.1%
Australia 3.1%
Australian Government Bonds, 7.50%,
  Due 7/15/05                                    2,600,000 AUD         1,586,051

Germany 2.9%
Republic of Germany Bonds, Series 97, 6.00%,
  Due 7/04/07                                    1,575,000 EUR         1,490,721

United Kingdom 4.7%
United Kingdom Treasury Bonds, 7.00%,
  Due 6/07/02                                    1,500,000 GBP         2,367,068

United States 17.4%
FHLMC Multi-Class Mortgage Participation
  Certificates, 9.50%, Due 6/15/06 (c)          $  802,419               822,374
FHLMC Participation Certificates:
  7.00%, Due 5/01/03 thru 7/15/06                1,340,236             1,335,074
  7.702%, Due 7/01/10                              209,767               209,565
  9.00%, Due 8/01/18                               650,018               671,510
  10.00%, Due 6/01/05                              319,743               330,529
FNMA Guaranteed Mortgage Pass-Thru
  Cerificates, Pool #372179, 11.00%,
  Due 4/01/12                                      293,825                316,557
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  Pool #149167, 10.50%, Due 8/01/20 (c)            230,630               246,030
  Pool #313629, 8.50%, Due 11/01/02 (c)            969,649               978,414
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate Mortgage
  Certificates, Pool #365418, 7.038%,
  Due 1/01/23                                      405,135               410,817
GNMA Guaranteed Pass-Thru Certificates,
  Pool #234503, 9.50%, Due 12/15/17              3,337,002             3,516,107
                                                                     -----------
                                                                       8,836,977

--------------------------------------------------------------------------------
Total Government & Agency Issues (Cost $14,869,199)                   14,280,817
--------------------------------------------------------------------------------


                                                  SHARES OR
                                                  PRINCIPAL      VALUE
                                                  AMOUNT         (NOTE 2)
---------------------------------------------------------------------------------

NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES 18.3%
United States
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates, Series 1993-3, Class B1, 7.00%,
  Due 3/25/08 (d)                                 $   592,645    $   572,676
DLJ Acceptance Trust Collateralized Mortgage
  Obligation, Series 1989-1, Class F, 11.00%,
  Due 8/01/19                                       1,464,822      1,587,708
DLJ Mortgage Acceptance Corporation Variable
  Rate Mortgage Pass-Thru Certificates:
  Series 1990-2, Class A, 7.0853%, Due 1/25/22        749,294        746,450
  Series 1991-3, Class A1, 6.963%, Due 2/20/21 (c)    683,078        677,532
Empire Funding Home Loan Owner Trust Asset-
  Backed Notes, Series 1997-4, Class A3, 7.11%,
  Due 7/25/14 (c)                                   2,202,330      2,191,990
Kmart CMBS Financing, Inc. Floating Rate
  Commercial Mortgage Pass-Thru Certificates,
  Series 1997-1, Class D, 7.2325%,
  Due 3/01/07 (d)                                   2,000,000      1,990,690
Merrill Lynch Credit Corporation Mortgage
  Investors, Inc. Senior Subordinated Variable
  Rate Mortgage Pass-Thru Certificates,
  Series 1994-A, Class A4, 7.4833%, Due 7/15/19       825,053        822,539
Merrill Lynch Home Equity Acceptance, Inc.
  Subordinated Variable Rate Mortgage-Backed
  Certificates, Series 1994-A, Class A1, 7.1563%,
  Due 8/17/23                                          19,861         19,761
Resolution Trust Corporation Mortgage Pass-
  Thru Securities, Inc. Variable Rate Certificates,
  Series 1995-1, Class B5, 7.1503%,
  Due 10/25/28 (c)                                    158,257        157,970
Resolution Trust Corporation Variable Rate
  Mortgage Pass-Thru Securities, Inc.
  Commercial Certificates, Series 1992-C8,
  Class A2, 7.495%, Due 12/25/23                       39,320         39,358
Ryland Mortgage Securities Corporation Variable
  Rate Mortgage Participation Securities,
  Series 1990-C1, Class A, 6.2892%, Due 10/25/20      508,919        506,695

----------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed
  Securities (Cost $9,291,357)                                     9,313,369
----------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 40.5%
Commercial Paper 0.1%
Interest Bearing, Due Upon Demand
United States
United States Cayman Eurodollar Call Deposit,
  5.00%                                                53,000         53,000

Corporate Bonds 3.0%
Canada 1.3%
Trizec Hahn Corporation Debentures, 6.10%,
  Due 9/01/00                                       1,000,000   CAD  674,539

United States 1.7%
Bank of Boston Corporation Subordinated
  Floating Rate Notes, 6.2263%, Due 2/28/01          $100,000        100,000
Niagara Mohawk Power Corporation Senior
  Notes, Series B, 7.00%, Due 10/01/00                756,098        753,642
                                                                   ---------
                                                                     853,642
                                                                   ---------
Total Corporate Bonds                                              1,528,181

Government & Agency Issues 0.2%
United States
United States Treasury Bills, Due 5/04/00 (c)         100,000         99,957

--------------------------------------------------------------------------------
STRONG SHORT-TERM GLOBAL BOND FUND (continued)
--------------------------------------------------------------------------------

                                                  SHARES OR
                                                  PRINCIPAL      VALUE
                                                  AMOUNT         (NOTE 2)
---------------------------------------------------------------------------------

Time Deposits 37.2%
United States
Bank of Scotland, 6.00%, Due 5/01/00               $2,500,000        $ 2,500,000
First National Bank of Chicago, 6.00%,
  Due 5/01/00                                       2,500,000          2,500,000
Republic National Bank of New York, 5.9375%,
  Due 5/01/00                                       8,500,000          8,500,000
Societe Generale, 6.00%, Due 5/01/00                2,500,000          2,500,000
Wachovia Winston Grand Cayman, 5.85%,
  Due 5/01/00                                       2,900,000          2,900,000
                                                                     -----------
Total Time Deposits                                                   18,900,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $20,586,228)                       20,581,138
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $51,275,472) 99.2%              50,446,433
Other Assets and Liabilities, Net 0.8%                                   417,819
================================================================================
NET ASSETS 100.0%                                                    $50,864,252
================================================================================

FUTURES
-----------------------------------------------------------------------------------
                                                      Underlying      Unrealized
                                       Expiration    Face Amount     Appreciation
                                          Date         at Value     (Depreciation)
-----------------------------------------------------------------------------------

Purchased:
25 Ten-Year Euro Bonds                       6/00       $2,392,846       $  47,615

Sold:
16 Five-Year U.S. Treasury Notes             6/00        1,561,250         (15,443)
 9 Ten-Year Australian Government
   Bonds                                     6/00          739,920          (9,793)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------
                              Settlement                      Unrealized
                                 Date        Value in USD    Appreciation
--------------------------------------------------------------------------------
Sold:
2,500,000  AUD                    8/08/00      $1,461,200        $  63,800
1,000,000  CAD                    9/01/00         677,902           12,706
1,700,000  EUR                    8/07/00       1,560,529          140,236
1,525,000  GBP                    6/23/00       2,365,783           84,892
  580,000  NZD                    8/07/00         281,300            8,004

-------------------------------------------------------------------------------
CURRENCY ABBREVIATIONS
-------------------------------------------------------------------------------

AUD      Australian Dollar
CAD      Canadian Dollar
DKK      Danish Krone
EUR      Euro
FIM      Finnish Mark
GBP      British Pound
JPY      Japanese Yen
NZD      New Zealand Dollar
USD      United States Dollar


LEGEND
------------------------------------------------------------------------------

(a) Shot-term investments include any security which has a remaining maturity of less than one year.
(b) Non-income producing security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d) Restricted security.
(e) Affiliated Issuer (See Note 7 of Notes to Financial Statements.)

Percentages are stated as a percent of net assets.

                      See Notes to Financial Statements.                    23

STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
April 30, 2000 (Unaudited)

                                                                                 (In Thousands, Except per Share Amounts)

                                                                                         Strong Foreign   Strong       Strong
                                                                            Strong Asia   MajorMarkets  International  Overseas
                                                                            Pacific Fund     Fund        Stock Fund      Fund
                                                                            ------------ -------------- -------------  --------
Assets:
   Investments in Securities, at Value
      Unaffiliated Issuers (Cost of $108,791, $3,331, $111,680
      and $59,260, respectively)                                               $103,066       $3,617      $181,313    $61,669
      Affiliated Issuers (Cost of $0, $0, $635 and $0, respectively)                 --           --           635         --
   Receivable for Securities Sold                                                 1,028           --         1,740         --
   Receivable for Fund Shares Sold                                                  423            1         1,867         --
   Dividends and Interest Receivable                                                182            6           254         78
   Other Assets                                                                     619           11           112          2
                                                                               --------      -------       -------    -------
   Total Assets                                                                 105,318        3,635       185,921     61,749

Liabilities:
   Payable for Securities and Forward Foreign Currency
      Contracts Purchased                                                           789           70         5,270      1,944
   Payable for Fund Shares Redeemed                                                 207           --           748        162
   Accrued Operating Expenses and Other Liabilities                                 116            2           178         40
                                                                               --------      -------       -------    -------
   Total Liabilities                                                              1,112           72         6,196      2,146
                                                                               --------      -------       -------    -------
Net Assets                                                                     $104,206       $3,563      $179,725    $59,603
                                                                               ========      =======       =======    =======
Net Assets Consist of:
   Capital Stock (par value and paid-in capital)                              $  94,057       $3,187      $154,784    $60,227
   Accumulated Net Investment Loss                                               (3,292)         (13)         (862)       (39)
   Accumulated Net Realized Gain (Loss)                                          19,161          102       (43,811)    (2,993)
   Net Unrealized Appreciation (Depreciation)                                    (5,720)         287        69,614      2,408
                                                                               --------      -------       -------    -------
   Net Assets                                                                  $104,206       $3,563      $179,725    $59,603
                                                                               ========      =======       =======    =======
Capital Shares Outstanding (Unlimited Number Authorized)                         10,427          291        10,075      3,087

Net Asset Value Per Share                                                         $9.99       $12.23        $17.84     $19.31
                                                                               ========      =======       =======    =======

24                                 See Notes to Financial Statements.

-------------------------------------------------------------------------------
April 30, 2000 (Unaudited)

                                                                                     (In Thousands, Except per Share Amounts)

                                                                                   Strong Global    Strong           Strong
                                                                                    High-Yield   International  Short-Term Global
                                                                                     Bond Fund     Bond Fund        Bond Fund
                                                                                   ------------- -------------  -----------------
Assets:
   Investments in Securities, at Value
      (Cost of $1,737, $15,348 and $51,275, respectively)                              $1,603      $13,471        $50,446
   Receivable for Securities and Forward Foreign Currency Contracts Sold                   --          111            326
   Receivable for Fund Shares Sold                                                         --           17             42
   Interest Receivable                                                                     25          386            317
   Other Assets                                                                             9           11             23
                                                                                       ------      -------        -------
   Total Assets                                                                         1,637       13,996         51,154

Liabilities:
   Payable for Securities and Forward Foreign Currency Contracts Purchased                  3          161             --
   Payable for Fund Shares Redeemed                                                         4            5             --
   Dividends Payable                                                                       11           --            258
   Accrued Operating Expenses and Other Liabilities                                        10           17             32
                                                                                       ------      -------        -------
   Total Liabilities                                                                       28          183            290
                                                                                       ------      -------        -------
Net Assets                                                                             $1,609      $13,813        $50,864
                                                                                       ======      =======        =======
Net Assets Consist of:
   Capital Stock (par value and paid-in capital)                                       $2,161      $17,224        $54,945
   Accumulated Net Investment Income (Loss)                                                --         (413)           300
   Accumulated Net Realized Loss                                                         (416)      (1,130)        (3,871)
   Net Unrealized Depreciation                                                           (136)      (1,868)          (510)
                                                                                       ------      -------        -------
   Net Assets                                                                          $1,609      $13,813        $50,864
                                                                                       ======      =======        =======
Capital Shares Outstanding (Unlimited Number Authorized)                                  190        1,470          5,019

Net Asset Value Per Share                                                               $8.49        $9.40         $10.14
                                                                                       ======      =======        =======

                                 See Notes to Financial Statements.          25

STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------
For the Six Months Ended April 30, 2000 (Unaudited)

                                                                                               (In Thousands)

                                                                                        Strong Foreign    Strong       Strong
                                                                           Strong Asia   MajorMarkets   International  Overseas
                                                                           Pacific Fund     Fund         Stock Fund       Fund
                                                                           ------------ -------------- --------------  --------
 Income:
   Dividends (net of foreign withholding taxes of $180,
      $1, $128 and $12, respectively)                                              $462        $ 13      $     414    $   145
   Interest                                                                         156           7            122        124
                                                                                 ------       -----      ---------     -------
   Total Income                                                                     618          20            536        269

Expenses:
   Investment Advisory Fees                                                         633          16            869        177
   Custodian Fees                                                                   156          37            130         58
   Shareholder Servicing Costs                                                      150           5            240         47
   Interest Expense                                                                  11           1             73         --
   Professional Fees                                                                 11           4             19          4
   Federal and State Registration Fees                                               23           9             10         28
   Other                                                                             42           2             57         10
                                                                                 ------       -----      ---------     ------
   Total Expenses before Waivers and Absorptions                                  1,026          74          1,398        324
   Involuntary Expense Waivers and Absorptions by Advisor                            --         (42)            --        (16)
                                                                                 ------       -----      ---------     ------
   Expenses, Net                                                                  1,026          32          1,398        308
                                                                                 ------       -----      ---------     ------
Net Investment Loss                                                                (408)        (12)          (862)       (39)

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
      Investments                                                                21,791          65         17,737     (2,210)
      Futures and Forward Foreign Currency Contracts                                 --          43            548       (407)
      Foreign Currencies                                                             12          --              4          1
                                                                                 ------       -----      ---------     ------
      Net Realized Gain (Loss)                                                   21,803         108         18,289     (2,616)
   Net Change in Unrealized Appreciation/Depreciation on:
      Investments                                                               (11,323)        155         29,212        240
      Futures and Forward Foreign Currency Contracts                                 --          (7)            81          3
      Foreign Currencies                                                             (7)         --            (14)        (2)
                                                                                 ------       -----      ---------     ------
      Net Change in Unrealized Appreciation/Depreciation                        (11,330)        148         29,279        241
                                                                                 ------       -----      ---------     ------
Net Gain (Loss) on Investments                                                   10,473         256         47,568     (2,375)
                                                                                 ------       -----      ---------     ------
Net Increase (Decrease) in Net Assets Resulting from Operations                 $10,065        $244        $46,706    ($2,414)
                                                                                 ======       =====      =========     ======

26                                 See Notes to Financial Statements.


STATEMENTS OF OPERATIONS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30, 2000 (Unaudited)


                                                                                                  (In Thousands)

                                                                                 Strong Global        Strong           Strong
                                                                                   High-Yield      International  Short-Term Global
                                                                                    Bond Fund        Bond Fund        Bond Fund
                                                                                   ----------        ---------        ---------
Income:
   Interest (net of foreign withholding taxes of $0, $2 and $12, respectively        $    60         $   515           $ 1,430
   Dividends                                                                               7              --                --
                                                                                     -------         -------           -------
   Total Income                                                                           67             515             1,430

Expenses:
   Investment Advisory Fees                                                                5              58               146
   Custodian Fees                                                                         17              21                23
   Shareholder Servicing Costs                                                             3              31                59
   Professional Fees                                                                       5               7                 8
   Reports to Shareholders                                                                 1              10                17
   Federal and State Registration Fees                                                     7              11                12
   Other                                                                                   3               1                 3
                                                                                     -------         -------           -------
   Total Expenses before Waivers and Absorptions                                          41             139               268
   Involuntary Expense Waivers and Absorptions by Advisor                                (26)             --                --
                                                                                     -------         -------           -------
   Expenses, Net                                                                          15             139               268
                                                                                     -------         -------           -------
Net Investment Income                                                                     52             376             1,162


Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
      Investments                                                                         10            (562)              (71)
      Futures and Forward Foreign Currency Contracts                                      --             392               233
      Foreign Currencies                                                                  --             (16)                2
                                                                                     -------         -------           -------
      Net Realized Gain (Loss)                                                            10            (186)              164
   Net Change in Unrealized Appreciation/Depreciation on:
      Investments                                                                        (72)           (740)             (594)
      Futures and Forward Foreign Currency Contracts                                      (2)           (686)              287
      Foreign Currencies                                                                  --             (19)              (12)
                                                                                     -------         -------           -------
      Net Change in Unrealized Appreciation/Depreciation                                 (74)         (1,445)             (319)
                                                                                     -------         -------           -------
Net Loss on Investments                                                                  (64)         (1,631)             (155)
                                                                                     -------         -------           -------
Net Increase (Decrease) in Net Assets Resulting from Operations                      ($   12)        ($1,255)          $ 1,007
                                                                                     =======         =======           =======


                                                                              27
                       See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------

                                                                                       (In Thousands)

                                                                    Strong Asia                          Strong Foreign
                                                                    Pacific Fund                          MajorMarkets
                                                          ---------------------------------     ---------------------------------
                                                          Six Months Ended     Year Ended       Six Months Ended     Year Ended
                                                           April 30, 2000     Oct. 31, 1999      April 30, 2000     Oct. 31, 1999
                                                          ----------------    -------------     ----------------    -------------
                                                             (Unaudited)                           (Unaudited)
Operations:
   Net Investment Income (Loss)                               ($    408)       $     128             ($   12)          $     4
   Net Realized Gain                                             21,803           18,157                 108               212
   Net Change in Unrealized Appreciation/Depreciation           (11,330)           7,815                 148               215
                                                              ---------        ---------             -------           -------
   Net Increase in Net Assets Resulting from Operations          10,065           26,100                 244               431
Distributions:
   From Net Investment Income                                    (4,599)              --                  (5)               --
   From Net Realized Gains                                           --               --                (190)               --
                                                              ---------        ---------             -------           -------
   Total Distributions                                           (4,599)              --                (195)               --
Capital Share Transactions:
   Proceeds from Shares Sold                                    150,501          237,030               5,800             2,771
   Proceeds from Reinvestment of Distributions                    4,359               --                 192                --
   Payment for Shares Redeemed                                 (159,525)        (181,435)             (4,501)           (2,643)
                                                              ---------        ---------             -------           -------
   Net Increase (Decrease) in Net Assets
     from Capital Share Transactions                             (4,665)          55,595               1,491               128
                                                              ---------        ---------             -------           -------
Total Increase in Net Assets                                        801           81,695               1,540               559
Net Assets:
   Beginning of Period                                          103,405           21,710               2,023             1,464
                                                              ---------        ---------             -------           -------
   End of Period                                              $ 104,206        $ 103,405             $ 3,563           $ 2,023
                                                              =========        =========             =======           =======
Transactions in Shares of the Fund:
   Sold                                                          13,392           28,350                 447               265
   Issued in Reinvestment of Distributions                          373               --                  15                --
   Redeemed                                                     (14,086)         (21,597)               (342)             (250)
                                                              ---------        ---------             -------           -------
   Net Increase (Decrease) in Shares of the Fund                   (321)           6,753                 120                15
                                                              =========        =========             =======           =======

                       See Notes to Financial Statements


STATEMENTS OF CHANGES IN NET ASSETS (continued)
---------------------------------------------------------------------------------------------------------------------------------


                                                                                       (In Thousands)

                                                                 Strong International                     Strong Overseas
                                                                      Stock Fund                               Fund
                                                          ---------------------------------     ---------------------------------
                                                          Six Months Ended     Year Ended       Six Months Ended     Year Ended
                                                           April 30, 2000     Oct. 31, 1999      April 30, 2000     Oct. 31, 1999
                                                          ----------------    -------------     ----------------    -------------
                                                             (Unaudited)                           (Unaudited)
Operations:
   Net Investment Loss                                        ($    862)         ($    701)         ($     39)      ($     40)
   Net Realized Gain (Loss)                                      18,289               (204)            (2,616)            262
   Net Change in Unrealized Appreciation/Depreciation            29,279             39,468                241           2,113
                                                               --------           --------           --------        --------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                                   46,706             38,563             (2,414)          2,335
Distributions In Excess of Net Investment Income                     --               (571)                --              --
Capital Share Transactions:
   Proceeds from Shares Sold                                    260,370            150,687             87,405           9,498
   Proceeds from Reinvestment of Distributions                       --                554                 --              --
   Payment for Shares Redeemed                                 (239,768)          (172,836)           (32,639)         (7,309)
                                                               --------           --------           --------        --------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                  20,602            (21,595)            54,766           2,189
                                                               --------           --------           --------        --------
Total Increase in Net Assets                                     67,308             16,397             52,352           4,524
Net Assets:
   Beginning of Period                                          112,417             96,020              7,251           2,727
                                                               --------           --------           --------        --------
   End of Period                                              $ 179,725          $ 112,417          $  59,603       $   7,251
                                                               ========           ========           ========        ========
Transactions in Shares of the Fund:
   Sold                                                          14,244             14,284              4,122             820
   Issued in Reinvestment of Distributions                           --                 56                 --              --
   Redeemed                                                     (12,822)           (16,416)            (1,539)           (647)
                                                               --------           --------           --------        --------
   Net Increase (Decrease) in Shares of the Fund                  1,422             (2,076)             2,583             173
                                                               ========           ========           ========        ========


                                                                              29
                       See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS (continued)
----------------------------------------------------------------------------------------------------------------------------------

                                                                                         (In Thousands)

                                                                         Strong Global                 Strong International
                                                                     High-Yield Bond Fund                    Bond Fund
                                                               ---------------------------------   -------------------------------
                                                               Six Months Ended     Year Ended     Six Months Ended   Year Ended
                                                                April 30, 2000     Oct. 31, 1999    April 30, 2000   Oct. 31, 1999
                                                               ----------------    -------------   ----------------- -------------
                                                                 (Unaudited)                        (Unaudited)

Operations:
   Net Investment Income                                         $     52             $    111          $    376       $    881
   Net Realized Gain (Loss)                                            10                    9              (186)           171
   Net Change in Unrealized Appreciation/Depreciation                 (74)                  16            (1,445)        (2,097)
                                                                 --------             --------          --------       --------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                                  (12)                 136            (1,255)        (1,045)
Distributions From Net Investment Income                              (52)                (111)             (900)        (1,075)
Capital Share Transactions:
   Proceeds from Shares Sold                                          938                1,364             3,547         12,058
   Proceeds from Reinvestment of Distributions                         42                   89               825            995
   Payment for Shares Redeemed                                       (613)              (1,694)           (7,176)       (12,320)
                                                                 --------             --------          --------       --------
   Net Increase (Decrease) in Net Assets from Capital
     Share Transactions                                               367                 (241)           (2,804)           733
Total Increase (Decrease) in Net Assets                               303                 (216)           (4,959)        (1,387)
Net Assets:
   Beginning of Period                                              1,306                1,522            18,772         20,159
                                                                 --------             --------          --------       --------
   End of Period                                                 $  1,609             $  1,306          $ 13,813       $ 18,772
                                                                 ========             ========          ========       ========
Transactions in Shares of the Fund:
   Sold                                                               106                  150               356          1,111
   Issued in Reinvestment of Distributions                              5                   10                83             89
   Redeemed                                                           (69)                (187)             (734)        (1,131)
                                                                 --------             --------          --------       --------
   Net Increase (Decrease) in Shares of the Fund                       42                  (27)             (295)            69
                                                                 ========             ========          ========       ========


30
                       See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS (continued)
--------------------------------------------------------------------------------------------------------------

                                                                                       (In Thousands)

                                                                                      Strong Short-Term
                                                                                      Global Bond Fund
                                                                                -------------------------------
                                                                                Six Months Ended   Year Ended
                                                                                 April 30, 2000   Oct. 31, 1999
                                                                                ----------------  -------------
                                                                                (Unaudited)
Operations:
   Net Investment Income                                                          $  1,162          $  2,986
   Net Realized Gain (Loss)                                                            164              (246)
   Net Change in Unrealized Appreciation/Depreciation                                 (319)              813
                                                                                  --------           -------
   Net Increase in Net Assets Resulting from Operations                              1,007             3,553

Distributions From Net Investment Income                                            (1,353)           (3,197)

Capital Share Transactions:
   Proceeds from Shares Sold                                                        18,628            21,365
   Proceeds from Reinvestment of Distributions                                       1,203             3,126
   Payment for Shares Redeemed                                                     (12,832)          (56,039)
                                                                                  --------           -------
   Net Increase (Decrease) in Net Assets from Capital Share Transactions             6,999           (31,548)
Total Increase (Decrease) in Net Assets                                              6,653           (31,192)
Net Assets:
   Beginning of Period                                                              44,211            75,403
                                                                                  --------           -------
   End of Period                                                                  $ 50,864          $ 44,211
                                                                                  ========           =======
Transactions in Shares of the Fund:
   Sold                                                                              1,831             2,089
   Issued in Reinvestment of Distributions                                             118               306
   Redeemed                                                                         (1,261)           (5,482)
                                                                                  --------           -------
   Net Increase (Decrease) in Shares of the Fund                                       688            (3,087)
                                                                                  ========           =======


                                                                              31
                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
April 30, 2000 (Unaudited)

1.   Organization
     The accompanying financial statements represent the Strong International Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     -    Strong Asia Pacific Fund, Inc.(1)(2)

     - Strong Foreign MajorMarkets Fund(2) (a series of Strong International Equity Funds, Inc.(1))

     - Strong International Stock Fund(2) (a series of Strong International Equity Funds, Inc.(1))

     - Strong Overseas Fund(2) (a series of Strong International Equity Funds, Inc.(1))

     - Strong Global High-Yield Bond Fund(3) (a series of Strong International Income Funds, Inc.(1))

     - Strong International Bond Fund(3) (a series of Strong International Income Funds, Inc.(1))

     -    Strong Short-Term Global Bond Fund, Inc.(1)(2)

          (1) An open-end management investment company registered under the Investment Company Act of 1940, as amended.

          (2)  Diversified fund

          (3)  Non-diversified fund

2.   Significant Accounting Policies
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at April 30, 2000 were as follows:

                                                         Aggregate         Aggregate       Percent of
                                                           Cost           Fair Value       Net Assets       Liquid*
                                                       -----------       -----------       -----------      -------
          Strong Asia Pacific Fund                     $   416,794       $   586,113           0.6%          100.0%
          Strong International Stock Fund                  635,000           635,000           0.4%            0.0%
          Strong Global High-Yield Bond Fund                20,109            38,184           2.4%           91.7%
          Strong International Bond Fund                   291,947           286,338           2.1%          100.0%
          Strong Short-Term Global Bond Fund             2,583,894         2,563,365           5.0%          100.0%

          *Percentage of restricted securities which are either Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders-- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no Federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          Strong Global High-Yield Bond Fund and Strong Short-Term Global Bond Fund pay dividends from net investment income monthly, Strong International Bond Fund pays dividends from net investment income quarterly, and Strong Asia Pacific Fund, Strong Foreign MajorMarkets Fund, Strong International Stock Fund and Strong Overseas Fund pay dividends from net investment income annually. The Funds distribute any net realized capital gains annually. Strong Global High-Yield Bond Fund and Strong Short-Term Global Bond Fund declare dividends on each day the net asset value is calculated, except for bank holidays.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum
          "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options (none were written during the period). Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Funds may be designated as collateral on written options.

    (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (J) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   Related Party Transactions

     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong Asia Pacific Fund, Strong Foreign MajorMarkets Fund, Strong International Stock Fund and Strong Overseas Fund 1.00%, Strong Global High-Yield Bond Fund and Strong International Bond Fund 0.70%, and Strong Short-Term Global Bond Fund 0.625%. Based on the terms of the Advisory Agreements, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Fund's Statement of Operations, except where indicated. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds' Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.
                                                                              33

-------------------------------------------------------------------------------
April 30, 2000 (Unaudited)

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     Certain information regarding related party transactions, excluding the effect of waivers and absorptions, for the six months ended April 30, 2000 is as follows:

                                                Payable to       Shareholder Servicing       Transfer Agency       Unaffiliated
                                                Advisor at        and Other Expenses             Banking            Directors'
                                              April 30, 2000        Paid to Advisor         Charges/(Credits)          Fees
                                              --------------     ---------------------      -----------------      ------------
     Strong Asia Pacific Fund                    $23,635               $150,179                $     10               $2,480
     Strong Foreign MajorMarkets Fund                 --                  4,911                     868                  563
     Strong International Stock Fund              38,515                240,867                    (130)               3,047
     Strong Overseas Fund                         10,425                 46,834                   2,018                  770
     Strong Global High-Yield Bond Fund            8,352                  3,054                     361                  545
     Strong International Bond Fund                5,326                 30,846                     529                  781
     Strong Short-Term Global Bond Fund           10,230                 59,224                     604                1,164

     The Advisor owns 37.1% of Strong Foreign MajorMarkets Fund at April 30,
     2000.

4.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For an individual fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.08% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At April 30, 2000, there were no borrowings by the Funds under the LOC.

5.   Investment Transactions

     The aggregate purchases and sales of long-term securities for the six months ended April 30, 2000 were as follows:

                                                               Purchases                                     Sales
                                                  ---------------------------------           ---------------------------------
                                                   U.S. Government                             U.S. Government
                                                     and Agency            Other                  and Agency           Other
                                                  -----------------   -------------           -----------------    ------------
     Strong Asia Pacific Fund                             --           $138,309,486           $          --        $133,418,471
     Strong Foreign MajorMarkets Fund                     --              4,725,020                      --           3,350,716
     Strong International Stock Fund                      --            109,662,754                      --          84,931,931
     Strong Overseas Fund                                 --             73,697,676                      --          24,416,683
     Strong Global High-Yield Bond Fund                   --                557,111                      --             496,293
     Strong International Bond Fund                       --              7,844,713                 253,640           7,593,159
     Strong Short-Term Global Bond Fund                   --              4,594,508               1,439,333           8,447,704

6.   Income Tax Information

     At April 30, 2000, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2007) for federal income tax purposes were as follows:

                                            Federal Tax     Unrealized      Unrealized      Net Appreciation/   Net Capital Loss
                                               Cost        Appreciation    Depreciation      (Depreciation)        Carryovers
                                          --------------   ------------    ------------    ------------------   ----------------
     Strong Asia Pacific Fund             $109,015,775     $13,028,539     $18,978,159     ($  5,949,620)        $  2,308,182
     Strong Foreign MajorMarkets Fund        3,338,909         512,881         234,368           278,513                   --
     Strong International Stock Fund       112,882,282      80,896,622      11,831,336        69,065,286           59,576,024
     Strong Overseas Fund                   59,866,907       7,717,933       5,915,868         1,802,065              228,116
     Strong Global High-Yield Bond Fund      1,747,167          38,633         183,079          (144,446)             416,714
     Strong International Bond Fund         15,347,713         101,120       1,977,774        (1,876,654)             944,036
     Strong Short-Term Global Bond Fund     51,275,472         134,071         963,110          (829,039)           4,048,359

-------------------------------------------------------------------------------

7.   Investments in Affiliates

     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer and any other Strong Fund. A summary of transactions in the securities of these issuers during the six months ended April 30, 2000 is as follows:

                                               Balance of                                Balance of                 Dividend
                                               Shares Held      Gross      Gross Sales   Shares Held     Value       Income
                                               November 1,    Purchases        and       April 30,     April 30, Nov. 1, 1999 -
                                                  1999      and Additions  Reductions       2000         2000     Apr. 30, 2000
                                               ------------ -------------  -----------   ------------  --------- ---------------
Strong International Stock Fund
-------------------------------
Connemara Green Marble Quarries PLC               50,800            --             --       50,800      $635,000           --
Connemara Green Marble Quarries PLC
  Warrants                                         8,000            --             --        8,000          --             --

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG ASIA PACIFIC FUND
--------------------------------------------------------------------------------


                                                                                       Period Ended
                                                                  -------------------------------------------------------
                                                                  Apr. 30, Oct. 31, Oct. 31, Oct. 31, Oct. 31, Oct. 31,
Selected Per-Share Data(a)                                         2000(b)   1999     1998     1997     1996    1995(c)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $9.62    $5.43     $7.35    $9.51    $9.55    $9.35
Income From Investment Operations:
   Net Investment Income (Loss)                                    (0.07)    0.05      0.07     0.01     0.06     0.04
   Net Realized and Unrealized Gains (Losses) on Investments        0.84     4.14     (1.90)   (2.01)    0.31     0.20
-------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 0.77     4.19     (1.83)   (2.00)    0.37     0.24
Less Distributions:
   From Net Investment Income                                      (0.40)      --     (0.07)   (0.01)   (0.06)   (0.03)
   In Excess of Net Investment Income                                --               (0.02)   (0.03)   (0.35)   (0.01)
   From Net Realized Gains                                           --        --       --     (0.10)     --        --
   In Excess of Net Realized Gains                                   --        --       --     (0.02)     --        --
-------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                             (0.40)      --     (0.09)   (0.16)   (0.41)   (0.04)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $9.99    $9.62     $5.43    $7.35    $9.51    $9.55
=========================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
  Total Return                                                     +7.4%   +77.2%   -25.1%   -21.5%     +3.8%     +2.6%
  Net Assets, End of Period (In Millions)                           $104     $103      $22      $30       $72       $55
  Ratio of Expenses to Average Net Assets without Waivers
    and Absorptions                                                1.6%*     2.0%     2.0%     2.0%      2.0%     2.0%*
  Ratio of Expenses to Average Net Assets                          1.6%*     1.7%     2.0%     2.0%      2.0%     2.0%*
  Ratio of Net Investment Income (Loss) to Average Net Assets     (0.6%)*    0.2%     1.1%     0.1%      0.2%     0.5%*
  Portfolio Turnover Rate                                        114.1%    206.1%   192.9%    96.7%     91.4%   104.3%

STRONG FOREIGN MAJORMARKETS FUND
--------------------------------------------------------------------------------

                                                            Period Ended
                                                    ---------------------------
                                                    Apr. 30,  Oct. 31,  Oct. 31,
Selected Per-Share Data(a)                           2000(b)    1999     1998(d)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $11.78   $ 9.31    $10.00
Income From Investment Operations:
   Net Investment Income (Loss)                       (0.04)    0.03     (0.01)
   Net Realized and Unrealized Gains (Losses)
     on Investments                                    1.55     2.44     (0.68)
--------------------------------------------------------------------------------
   Total from Investment Operations                    1.51     2.47     (0.69)
Less Distributions:
   From Net Investment Income                         (0.03)      --       --
   From Net Realized Gains                            (1.03)      --       --
--------------------------------------------------------------------------------
   Total Distributions                                (1.06)      --       --
--------------------------------------------------------------------------------
 Net Asset Value, End of Period                      $12.23   $11.78   $  9.31
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
  Total Return                                       +12.3%   +26.5%     -6.9%
  Net Assets, End of Period (In Millions)                $4       $2        $1
  Ratio of Expenses to Average Net Assets without
   Waivers and Absorptions                             2.0%*    2.0%      2.0%*
  Ratio of Expenses to Average Net Assets              2.0%*    2.0%      2.0%*
  Ratio of Net Investment Income (Loss) to Average
    Net Assets                                       (0.7)%*    0.2%     (0.5%)*
  Portfolio Turnover Rate                            113.9%   144.5%     16.5%

   * Calculated on an annualized basis.

 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

 (b) For the six months ended April 30, 2000 (unaudited).

 (c) In 1995, the Fund changed its fiscal year-end from December to October.

 (d) For the period from June 30, 1998 (inception) to October 31, 1998.


36

                                             See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------


                                                                                  Period Ended
                                                                 ------------------------------------------------------
                                                                  Apr. 30, Oct. 31, Oct. 31, Oct. 31, Oct. 31, Oct. 31,
Selected Per-Share Data(a)                                         2000(b)   1999     1998     1997     1996    1995(c)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $12.99   $ 8.95    $11.99   $13.75   $13.03    $12.65
Income From Investment Operations:
   Net Investment Income (Loss)                                    (0.09)   (0.09)     0.00(d)  0.01     0.17      0.08
   Net Realized and Unrealized Gains (Losses) on Investments        4.94     4.19     (2.48)   (0.69)    1.11      0.37
----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 4.85     4.10     (2.48)   (0.68)    1.28      0.45
Less Distributions:
   From Net Investment Income                                        --        --      0.00(d) (0.01)   (0.18)    (0.07)
   In Excess of Net Investment Income                                --     (0.06)    (0.30)   (0.26)   (0.38)     --
   From Net Realized Gains                                           --        --     (0.26)   (0.81)     --       --
   In Excess of Net Realized Gains                                   --        --       --       --       --       --
----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                               --     (0.06)    (0.56)   (1.08)   (0.56)    (0.07)
----------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                   $17.84   $12.99   $  8.95   $11.99   $13.75    $13.03
======================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------

  Total Return                                                    +37.3%   +46.0%    -21.4%    -5.7%    +9.8%     +3.6%
  Net Assets, End of Period (In Millions)                           $180     $112       $96     $180     $304      $211
  Ratio of Expenses to Average Net Assets without
     Fees Paid Indirectly by Advisor                                1.6%*    1.8%      1.9%     1.6%     1.7%      1.8%*
  Ratio of Expenses to Average Net Assets                           1.6%*    1.8%      1.9%     1.6%     1.7%      1.8%*
  Ratio of Net Investment Income (Loss) to Average Net Assets      (1.0%)*  (0.7%)    (0.1%)    0.5%     0.6%      0.8%*
  Portfolio Turnover Rate                                          50.2%    84.9%    228.2%   143.7%   108.6%    102.0%

STRONG OVERSEAS FUND
--------------------------------------------------------------------------------

                                                            Period Ended
                                                      --------------------------
                                                      Apr. 30, Oct. 31, Oct. 31,
Selected Per-Share Data(a)                             2000(b)   1999    1998(e)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $14.37  $  8.20    $10.00
Income From Investment Operations:
   Net Investment Loss                                  (0.01)   (0.08)    (0.02)
   Net Realized and Unrealized Gains (Losses)
     on Investments                                      4.95     6.25     (1.78)
---------------------------------------------------------------------------------
   Total from Investment Operations                      4.94     6.17     (1.80)
Less Distributions:
   From Net Investment Income                             --       --        --
---------------------------------------------------------------------------------
   Total Distributions                                    --       --        --
---------------------------------------------------------------------------------
 Net Asset Value, End of Period                        $19.31   $14.37   $  8.20
=================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------
  Total Return                                         +34.4%   +75.2%    -18.0%
  Net Assets, End of Period (In Millions)                 $60       $7       $3
  Ratio of Expenses to Average Net Assets without
    Waivers and Absorptions                              1.8%*    2.0%     2.0%*
  Ratio of Expenses to Average Net Assets                1.7%*    2.0%     2.0%*
  Ratio of Net Investment Loss to Average Net Assets    (0.2%)*  (0.9%)   (0.7%)*
  Portfolio Turnover Rate                               73.8%   106.4%    59.5%

   * Calculated on an annualized basis.

 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

 (b) For the six months ended April 30, 2000 (unaudited).

 (c) In 1995, the Fund changed its fiscal year-end from December to October.

 (d) Amount calculated is less than $0.00.

 (e) For the period from June 30, 1998 (inception) to October 31, 1998.



                          See Notes to Financial Statements.                  37

--------------------------------------------------------------------------------
STRONG GLOBAL HIGH-YIELD BOND FUND
--------------------------------------------------------------------------------

                                                           Period Ended
                                                     ---------------------------
                                                     Apr. 30, Oct. 31, Oct. 31,
Selected Per-Share Data(a)                            2000(b)   1999    1998(c)
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $8.83    $8.71    $10.00
Income From Investment Operations:
   Net Investment Income                                0.32     0.67      0.53
   Net Realized and Unrealized Gains (Losses)
     on Investments                                    (0.34)    0.12     (1.29)
---------------------------------------------------------------------------------
   Total from Investment Operations                    (0.02)    0.79     (0.76)
Less Distributions:
   From Net Investment Income                          (0.32)   (0.67)    (0.53)
---------------------------------------------------------------------------------
   Total Distributions                                 (0.32)   (0.67)    (0.53)
---------------------------------------------------------------------------------
 Net Asset Value, End of Period                        $8.49    $8.83   $  8.71
=================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------
  Total Return                                         -0.3%    +9.1%    -8.0%
  Net Assets, End of Period (In Millions)                 $2       $1       $2
  Ratio of Expenses to Average Net Assets without
    Waivers and Absorptions                             2.0%*    2.0%     2.0%*
  Ratio of Expenses to Average Net Assets               2.0%*    2.0%     2.0%*
  Ratio of Net Investment Income to Average Net Assets  7.3%*    7.2%     7.2%*
  Portfolio Turnover Rate                              42.8%   380.1%   680.3%

STRONG INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------

                                                                                      Period Ended
                                                                  -----------------------------------------------------
                                                                  Apr. 30, Oct. 31, Oct. 31, Oct. 31, Oct. 31, Oct. 31,
Selected Per-Share Data(a)                                         2000(b)   1999     1998     1997     1996    1995(d)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $10.64   $11.89    $11.58   $11.87   $11.48   $10.36

Income From Investment Operations:
   Net Investment Income                                            0.17     0.54      0.57     1.03     0.80     0.78
   Net Realized and Unrealized Gains (Losses) on Investments       (0.90)   (1.14)     0.58    (1.11)    0.15     1.00
-----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                (0.73)   (0.60)     1.15    (0.08)    0.95     1.78
Less Distributions:
   From Net Investment Income                                      (0.51)   (0.65)    (0.58)   (0.20)   (0.50)   (0.66)
   In Excess of Net Investment Income                                 --       --       --       --        --       --
   From Net Realized Gains                                            --       --       --       --     (0.06)      --
   In Excess of Net Realized Gains                                    --       --     (0.26)   (0.01)     --        --
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                             (0.51)   (0.65)    (0.84)   (0.21)   (0.56)   (0.66)
-----------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                  $  9.40   $10.64    $11.89   $11.58   $11.87   $11.48
=======================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
  Total Return                                                     -7.1%    -5.3%    +10.9%    -0.7%    +8.6%    +17.3%
  Net Assets, End of Period (In Millions)                            $14      $19       $20      $28      $31       $21
  Ratio of Expenses to Average Net Assets without
    Waivers and Absorptions                                         1.7%*    1.6%      1.6%     1.5%     1.8%      2.0%*
  Ratio of Expenses to Average Net Assets                           1.7%*    1.6%      1.5%     0.7%     0.0%      0.0%*
  Ratio of Net Investment Income to Average Net Assets              4.6%*    4.7%      5.3%     8.1%     7.4%      8.3%*
  Portfolio Turnover Rate                                          55.6%    45.7%    158.8%   208.4%   258.3%    473.3%

   * Calculated on an annualized basis.

 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

 (b) For the six months ended April 30, 2000 (unaudited).

 (c) For the period from January 31, 1998 (inception) to October 31, 1998.

 (d) In 1995, the Fund changed its fiscal year-end from December to October.




38
                                   See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG SHORT-TERM GLOBAL BOND FUND
--------------------------------------------------------------------------------

                                                                                          Period Ended
                                                                  ----------------------------------------------------------
                                                                  Apr. 30,  Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,
Selected Per-Share Data(a)                                         2000(b)    1999      1998      1997      1996     1995(c)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $10.21    $10.17    $10.48    $10.74    $10.46   $10.15
Income From Investment Operations:
   Net Investment Income                                             0.24      0.68      0.60      0.81      0.71     0.65
   Net Realized and Unrealized Gains (Losses) on Investments        (0.02)    (0.02)    (0.21)    (0.10)     0.34     0.20
----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                  0.22      0.66      0.39      0.71      1.05     0.85
Less Distributions:
   From Net Investment Income                                       (0.29)    (0.62)    (0.59)    (0.85)    (0.77)   (0.54)
   In Excess of Net Investment Income                                  --        --     (0.03)    (0.12)       --       --
   From Net Realized Gains                                             --        --     (0.08)       --        --       --
   In Excess of Net Realized Gains                                     --        --        --        --        --       --
----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                              (0.29)    (0.62)    (0.70)    (0.97)    (0.77)   (0.54)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $10.14    $10.21    $10.17    $10.48    $10.74   $10.46
============================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
  Total Return                                                       +2.2%     +6.7%     +3.8%     +6.8%    +10.4%    +8.5%
  Net Assets, End of Period (In Millions)                             $51       $44       $75      $116       $71      $25
  Ratio of Expenses to Average Net Assets without
   Waivers and Absorptions                                            1.1%*     1.1%      1.0%      1.0%      1.5%     2.0%*
  Ratio of Expenses to Average Net Assets                             1.1%*     1.1%      0.9%      0.7%      0.0%     0.0%*
  Ratio of Net Investment Income to Average Net Assets                5.0%*     5.6%      5.7%      7.6%      7.4%     8.2%*
  Portfolio Turnover Rate                                            13.4%     73.1%    145.2%    168.0%    179.7%   437.3%

   * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the six months ended April 30, 2000 (unaudited).
 (c) In 1995, the Fund changed its fiscal year-end from December to October.


                       See Notes to Financial Statements.

                                    DIRECTORS

                                Richard S. Strong

                                Marvin E. Nevins

                                 William F. Vogt

                                 Willie D. Davis

                                 Stanley Kritzik

                                  Neal Malicky


                                    OFFICERS

                    Richard S. Strong, CHAIRMAN OF THE BOARD

                        Thomas M. Zoeller, VICE PRESIDENT

                       Dennis A. Wallestad, VICE PRESIDENT

              Stephen J. Shenkenberg, VICE PRESIDENT AND SECRETARY

                         John S. Weitzer, VICE PRESIDENT

                            John W. Widmer, TREASURER

                      Rhonda K. Haight, ASSISTANT TREASURER


                               INVESTMENT ADVISOR

                         Strong Capital Management, Inc.

                    P.O. Box 2936, Milwaukee, Wisconsin 53201


                                   DISTRIBUTOR

                            Strong Investments, Inc.

                    P.O. Box 2936, Milwaukee, Wisconsin 53201


                                    CUSTODIAN

                          Brown Brothers Harriman & Co.

                        40 Water Street, Boston, MA 02109


                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

                         Strong Capital Management, Inc.

                    P.O. Box 2936, Milwaukee, Wisconsin 53201


                             INDEPENDENT ACCOUNTANTS

                           PricewaterhouseCoopers LLP

              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202


                                  LEGAL COUNSEL

                              Godfrey & Kahn, S.C.

               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Strong Investments, Inc. RT4755-0600
















To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863


If you are a Financial Professional, call
1-800-368-1683


Visit our web site at
www.eStrong.com


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STRONG INVESTMENTS
P.O. Box 2936
Milwaukee, Wisconsin 53201